UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES Investment Company Act file number: 811-22802

FS Global Credit Opportunities Fund (Exact name of registrant as specified in charter)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)		19112 (Zip code)

Michael C. Forman FS Global Credit Opportunities Fund 201 Rouse Boulevard Philadelphia, Pennsylvania 19112 (Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 495-1150 Date of fiscal year end: December 31 Date of reporting period: December 31, 2020

Item 1.Reports to Shareholders.

(a)The annual report (the “Annual Report”) of FS Global Credit Opportunities Fund (the “Fund”) for the year ended December 31, 2020 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

Finding value to generate income and growth

FS Global Credit
Opportunities Fund

Annual report

2020

Electronic Reports Disclosure — Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of FS Global Credit Opportunities Fund’s (the “Fund”) shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly may elect to receive shareholder reports and other communications from the Fund electronically by calling 877-628-8575 or emailing service@fsinvestments.com to make such arrangements. For shareholders who hold accounts through an investment advisor, bank or broker-dealer, please contact that financial intermediary directly for information on how to receive shareholder reports and other communications electronically.

You may elect to receive all future reports in paper free of charge. Shareholders who hold accounts directly may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 877-628-8575 or emailing service@fsinvestments.com. For shareholders who hold accounts through an investment advisor, bank or broker-dealer, please contact that financial intermediary directly to inform them that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held through your financial intermediary or directly with the Fund.

Senior secured debt represented 71% of the Fund’s portfolio.

Portfolio composition
Senior Secured Loans — First Lien	47%
Senior Secured Loans — Second Lien	6%
Senior Secured Bonds	18%
Subordinated Debt	9%
Asset Based Finance	7%
Equity/Other	13%

Industry classification (by fair value)
Diversified Financials	18%
Consumer Services	16%
Energy	14%
Health Care Equipment & Services	9%
Retailing	7%
Software & Services	5%
Telecommunication Services	5%
Transportation	4%
Capital Goods	4%
Household & Personal Products	4%
Materials	4%
Automobiles & Components	3%
Pharmaceuticals, Biotechnology & Life Sciences	2%
Insurance	2%
Commercial & Professional Services	1%
Technology Hardware & Equipment	1%
Real Estate	1%

FSGCO portfolio highlights

As of December 31, 2020

FSGCO Officers + Trustees

Officers

Michael Forman

President & Chief Executive Officer

Edward T. Gallivan, Jr.

Chief Financial Officer

Stephen S. Sypherd

Vice President, Treasurer & Secretary

James F. Volk

Chief Compliance Officer

Jason Zelesnik

Chief Operating Officer

Board of Trustees

Michael Forman

Chairman

Chairman & Chief Executive Officer
FS Investments

Walter W. Buckley, III

Trustee

Chairman & Chief Executive Officer
Actua Corporation

David L. Cohen

Trustee

Senior Executive Vice President
Comcast Corporation

Barbara J. Fouss

Trustee

Credit Specialist
Providence Bank

Philip E. Hughes, Jr.

Trustee

Vice-Chairman
Keystone Industries

Robert N.C. Nix, III

Trustee

Of Counsel,
Obermayer Rebmann Maxwell & Hippel LLP

i

FS Global Credit Opportunities Fund

Annual Report for the Year Ended December 31, 2020

1

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of FS Global Credit Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of FS Global Credit Opportunities Fund (the “Fund”), including the consolidated schedule of investments, as of December 31, 2020, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at December 31, 2020, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period ended December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodians and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as auditor of one or more FS Investments investment companies since 2013.

Philadelphia, Pennsylvania
March 1, 2021

See notes to consolidated financial statements.
2

FS Global Credit Opportunities Fund

Consolidated Schedule of Investments

As of December 31, 2020 (in thousands, except share and per share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—62.2%
Advisor Group Holdings, Inc.	(e)	Diversified Financials	L+500		7/31/26	$35,022	$31,633	$34,803
Apex Tool Group, LLC	(e)	Capital Goods	L+525	1.3%	8/31/24	14,251	13,043	14,129
Ascena Retail Group, Inc.	(e)(i)(p)	Retailing	L+450	0.8%	8/21/22	35,525	22,277	7,194
Aspect Software, Inc.	(g)(r)	Software & Services	L+500	1.0%	7/15/23	1,743	1,743	1,743
Aveanna Healthcare LLC	(e)	Health Care Equipment & Services	L+425	1.0%	3/18/24	14,664	12,079	14,331
Aveanna Healthcare LLC	(e)	Health Care Equipment & Services	L+625	1.0%	3/18/24	7,481	7,346	7,434
Belk, Inc.	(e)	Retailing	L+675	1.0%	7/31/25	5,784	4,470	2,076
BusPatrol LLC	(r)	Commercial & Professional Services	L+1250	1.0%	9/24/24	4,147	4,066	4,048
BusPatrol LLC	(g)(r)	Commercial & Professional Services	L+1250	1.0%	9/24/24	4,453	4,366	4,347
Carnival Corp.	(e)	Consumer Services	L+750		6/26/25	26,877	26,582	27,797
CCS-CMGC Holdings, Inc.	(e)	Health Care Equipment & Services	L+550		10/1/25	24,560	24,104	23,884
Chinos Intermediate 2, LLC	(e)	Retailing	L+1000	1.0%	9/10/27	26,955	27,469	28,269
CITGO Holding, Inc.	(e)	Energy	L+700	1.0%	8/1/23	11,350	11,281	10,555
CITGO Petroleum Corp.	(e)	Energy	L+625	1.0%	3/28/24	34,334	34,096	34,214
Corral Petroleum Sweden AB	(r)	Energy	L+925		8/14/24	35,000	34,934	34,519
Cresco Labs, Inc.	(r)	Pharmaceuticals, Biotechnology & Life Sciences	12.7%		1/23/23	45,000	44,538	45,056
Diamond Resorts International, Inc.	(e)	Consumer Services	L+375	1.0%	9/2/23	8,545	8,422	8,118
Fairway Group Acquisition Co.	(i)(p)(r)(t)	Food & Staples Retailing	10.0% PIK (10.0% Max PIK)		11/27/23	5,658	4,193	—
Fairway Group Acquisition Co.	(i)(p)(r)(t)	Food & Staples Retailing	12.0% PIK (12.0% Max PIK)		11/27/23	9,162	8,387	401
Frontier Communications Corp.	(e)	Telecommunication Services	L+475	1.0%	10/8/21	23,500	23,251	23,676
JC Penney Corp., Inc.	(e)	Retailing	L+1175	1.3%	4/1/21	1,596	738	1,785
JC Penney Corp., Inc.	(e)(i)(p)	Retailing	L+425	1.0%	6/23/23	6,338	5,904	479
Kindred Healthcare, Inc.	(e)	Health Care Equipment & Services	L+500		7/2/25	21,777	21,284	21,804
Kronos Acquisition Holdings Inc.		Household & Personal Products	L+450	0.8%	12/17/26	13,000	12,870	13,046
LifeScan Global Corp.	(e)	Health Care Equipment & Services	L+600		10/1/24	57,250	54,363	54,692
Limbach Facility Services, LLC	(r)	Capital Goods	L+1100	2.0%	4/12/23	15,000	15,000	15,450
Limbach Facility Services, LLC	(g)(r)	Capital Goods	L+1100	2.0%	4/12/23	9,615	9,615	9,904
Mavenir Systems, Inc.	(e)	Software & Services	L+600	1.0%	5/8/25	26,325	25,955	26,276
MLN US Holdco LLC	(e)	Telecommunication Services	L+450		11/30/25	24,605	19,177	22,427
Monitronics International, Inc.	(e)	Consumer Services	L+500	1.5%	7/3/24	29,876	29,902	29,602
Monitronics International, Inc.	(e)	Consumer Services	L+650	1.3%	3/29/24	57,088	53,864	50,994
Neovia Logistics, LP	(e)	Transportation	L+650		5/8/24	35,000	34,233	33,250
One Call Care Management Inc	(e)	Insurance	L+525	1.0%	11/27/22	7,970	7,398	7,739
Owens & Minor Distribution, Inc.	(f)	Health Care Equipment & Services	L+425		7/27/22	2,488	2,221	2,376
Owens & Minor Distribution, Inc.	(f)(g)	Health Care Equipment & Services	L+425		7/27/22	38,806	34,636	37,060
Penney Borrower LLC		Retailing	L+850	1.0%	12/7/26	1,106	974	957

See notes to consolidated financial statements.
3

FS Global Credit Opportunities Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2020 (in thousands, except share and per share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Pioneer Energy Services Corp.	(n)(r)	Energy	L+475, 4.8% PIK (4.8% Max PIK)	1.5%	5/15/25	$7,254	$7,254	$7,209
Playa Resorts Holding B.V.	(e)	Consumer Services	L+275	1.0%	4/29/24	11,251	9,530	10,397
Playtika Holding Corp.	(e)	Consumer Services	L+600	1.0%	12/10/24	23,750	23,359	23,940
Propulsion Acquisition, LLC	(e)(r)	Capital Goods	L+700	1.0%	7/13/24	37,952	37,397	38,236
Quorum Health Corp.	(e)	Health Care Equipment & Services	L+825	1.0%	4/29/25	38,939	38,300	38,273
RDV Resources Properties, LLC	(r)	Energy	L+650	1.0%	3/30/24	7,629	7,629	7,629
RentPath, LLC	(i)(p)	Media	L+475	1.0%	12/17/21	987	868	444
RentPath, LLC		Media	L+700	1.0%	2/28/21	109	108	101
Salt Creek Aggregator HoldCo, LLC	(r)	Energy	8.0% PIK (8.0% Max PIK)		7/12/26	15,124	15,326	16,570
Spectacle Gary Holdings, LLC	(e)	Consumer Services	L+900	2.0%	12/23/25	1,419	1,382	1,424
Spectacle Gary Holdings, LLC	(e)	Consumer Services	L+900	2.0%	12/23/25	19,581	19,066	19,655
Staples Canada, ULC	(e)(r)	Retailing	L+700	1.0%	9/12/24	C$19,527	15,181	15,003
Sungard AS New Holdings III, LLC	(r)(t)	Software & Services	L+375	1.0%	7/1/24	$3,871	4,015	4,016
Sungard AS New Holdings III, LLC	(g)(r)(t)	Software & Services	L+375	1.0%	7/1/24	2,063	2,140	2,141
Surgery Center Holdings, Inc.		Health Care Equipment & Services	L+800	1.0%	8/31/24	496	488	511
Syncapay, Inc.		Software & Services	L+650	1.0%	12/10/27	32,500	31,200	31,200
Tensar Corp.	(e)	Materials	L+675	1.0%	8/20/25	18,000	17,559	17,910
Trico Group, LLC	(e)	Automobiles & Components	L+750	1.0%	2/2/24	47,263	44,791	47,218
Wok Holdings, Inc.	(e)	Consumer Services	L+625		3/1/26	19,650	19,494	17,325
Total Senior Secured Loans—First Lien							971,501	953,637
Unfunded Loan Commitments							(52,500)	(52,500)
Net Senior Secured Loans—First Lien							919,001	901,137

Senior Secured Loans—Second Lien—7.9%
Fairway Group Acquisition Co.	(i)(p)(r)(t)	Food & Staples Retailing	11.0% PIK (11.0% Max PIK)		2/24/24	5,113	3,679	—
Livingston International, Inc.	(e)	Transportation	L+950		4/30/27	25,000	23,911	24,375
MLN US Holdco LLC	(e)	Telecommunication Services	L+875		11/30/26	25,500	24,514	13,550
NGS US Finco, LLC	(e)	Energy	L+850	1.0%	4/1/26	30,000	29,639	28,050
Salt Creek Aggregator HoldCo, LLC	(i)(p)(r)	Energy			7/12/27	23,486	18,450	19,625
Salt Creek Aggregator HoldCo, LLC	(i)(p)(r)	Energy			7/12/27	3,701	1,996	2,244
Sungard AS New Holdings III, LLC	(e)(r)(t)	Software & Services	L+400	1.0%	8/1/24	14,582	14,582	14,582
TruGreen, LP	(e)	Commercial & Professional Services	L+850	0.8%	10/30/28	10,000	9,803	10,100
Zaxby’s Operating Company L.P.	(e)	Consumer Services	L+650	0.8%	12/9/28	1,000	995	1,018
Total Senior Secured Loans—Second Lien							127,569	113,544

See notes to consolidated financial statements.
4

FS Global Credit Opportunities Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2020 (in thousands, except share and per share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Bonds—23.6%
Carnival Corp.	(n)(o)	Consumer Services	10.5%		2/1/26	$7,500	$7,620	$8,747
Carnival Corp.	(n)(o)	Consumer Services	9.9%		8/1/27	10,000	10,000	11,519
CITGO Holding Inc.	(e)(n)	Energy	9.3%		8/1/24	20,000	20,000	18,450
CITGO Petroleum Corp.	(e)(n)	Energy	7.0%		6/15/25	10,000	10,000	9,994
Cleaver-Brooks Inc.	(e)(n)	Capital Goods	7.9%		3/1/23	10,000	9,745	9,911
CSI Compressco LP	(e)(n)(p)	Energy	10.0%		4/1/26	17,934	9,860	13,854
CSI Compressco LP	(e)(n)(p)	Energy	7.5%		4/1/25	5,711	4,841	5,418
CSVC Acquisition Corp.	(e)(n)(p)	Diversified Financials	7.8%		6/15/25	41,897	36,410	32,571
Diebold, Inc.	(n)(o)	Technology Hardware & Equipment	9.4%		7/15/25	10,000	9,910	11,219
Digicel International Finance Limited	(e)(n)	Telecommunication Services	8.8%		5/25/24	30,000	29,436	31,612
Gogo Intermediate Holdings LLC	(e)(n)	Software & Services	9.9%		5/1/24	13,000	12,422	13,944
Guitar Center, Inc.	(e)(n)	Retailing	8.5%		1/15/26	15,000	15,000	15,628
INTL FCStone Inc.	(n)(o)	Diversified Financials	8.6%		6/15/25	14,980	14,775	16,319
JC Penney Corp., Inc.	(i)(n)(o)(p)	Retailing	5.9%		7/1/23	2,000	1,652	146
JW Aluminum Co.	(e)(n)	Materials	10.3%		6/1/26	38,500	39,079	40,947
Kronos Acquisition Holdings Inc.	(n)	Household & Personal Products	5.0%		12/31/26	10,000	10,000	10,450
Navios Logistics Finance, Inc.	(n)(o)	Transportation	10.8%		7/1/25	25,000	25,000	26,812
Royal Caribbean Cruises Ltd.	(n)(o)	Consumer Services	11.5%		6/1/25	10,000	9,934	11,703
Stonegate Pub Company Ltd.	(o)	Consumer Services	8.3%		7/31/25	£15,000	18,544	20,825
StoneMor Partners L.P.	(e)	Consumer Services	9.9%		6/30/24	$8,958	8,730	8,935
TPC Group Inc.	(e)(n)	Materials	10.5%		8/1/24	10,070	10,363	8,328
Triumph Group, Inc.	(n)(o)	Capital Goods	8.9%		6/1/24	5,000	5,000	5,497
Uniti Group LP	(n)(o)	Real Estate	7.9%		2/15/25	9,000	9,223	9,682
Total Senior Secured Bonds							327,544	342,511

Subordinated Debt—11.3%
Acrisure LLC	(n)(o)	Insurance	10.1%		8/1/26	27,000	27,000	31,046
Advisor Group Holdings, Inc.	(e)(n)	Diversified Financials	10.8%		8/1/27	25,200	23,876	27,920
Carnival Corp.	(n)(o)	Consumer Services	7.6%		3/1/26	3,000	3,000	3,274
Extraction Oil & Gas, Inc.	(e)(i)(n)(p)	Energy	7.4%		5/15/24	18,289	16,485	3,359
Ford Motor Co.	(o)	Automobiles & Components	4.5%		8/1/26	4,000	3,391	4,275
Ford Motor Co.	(o)	Automobiles & Components	5.1%		5/3/29	7,000	6,086	7,805
Ford Motor Co.	(o)	Automobiles & Components	9.0%		4/22/25	5,000	5,000	6,151
Freedom Mortgage Corp.	(n)(o)	Diversified Financials	7.6%		5/1/26	8,000	8,000	8,471
Genworth Financial, Inc.	(n)(o)	Insurance	6.5%		8/15/25	5,000	5,000	5,422
Kronos Acquisition Holdings Inc.	(n)	Household & Personal Products	7.0%		12/31/27	5,000	5,000	5,244
Kronos Acquisition Holdings Inc.	(e)(n)	Household & Personal Products	9.0%		8/15/23	48,050	45,938	49,239
Origami Owl, LLC	(p)(r)	Consumer Durables & Apparel			1/15/22	452	452	—

See notes to consolidated financial statements.
5

FS Global Credit Opportunities Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2020 (in thousands, except share and per share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Pioneer Energy Services Corp.	(n)(r)	Energy	5.0% PIK (5.0% Max PIK)		11/15/25	$5,107	$3,454	$2,554
Redwood Trust Inc.	(e)	Diversified Financials	4.8%		8/15/23	9,900	9,288	9,385
Total Subordinated Debt							161,970	164,145

Asset Based Finance—9.4%
BCP Great Lakes Fund LP	(r)(u)	Diversified Financials	11.4%		11/28/28	42,882	43,139	41,221
BCP Great Lakes Fund LP	(g)(r)(u)	Diversified Financials	11.4%		11/28/28	7,118	7,160	6,842
Bridge Street Warehouse CLO I Ltd.	(r)(v)	Diversified Financials	2.3%		3/12/21	60,000	61,403	61,403
Deutsche Bank AG Frankfurt (CRAFT 2017-1)	(n)(r)	Diversified Financials	11.4%		10/20/26	24,665	24,499	22,596
Stabilis BH Lender, LLC	(r)(u)	Consumer Services	L+925	1.0%	12/26/21	11,800	11,800	11,800
Total Asset Based Finance							148,001	143,862
Unfunded Commitments							(7,160)	(7,160)
Net Asset Based Finance							140,841	136,702

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Number of Shares / Contracts	Cost	Fair Value(d)
Equity/Other—16.7%
Aspect Software Parent, Inc., Warrants	(i)(r)	Software & Services			598,778	$—	$721
Avantor, Inc., Common Equity	(i)	Materials			2,844	40	80
Bright Pattern, Inc., Common Equity	(i)(r)	Software & Services			599,720	973	1,050
Chinos Holdings, Inc., Common Equity	(i)	Retailing			3,628,253	40,818	43,880
Chinos Holdings, Inc., Warrants, 9/10/27, Strike: $13.42	(i)	Retailing			1,162,738	4,070	4,418
Fairway Group Holdings Corp., Common Equity	(i)(r)(t)	Food & Staples Retailing			76,517	2,458	—
Guitar Center, Inc., Preferred Equity	(e)	Retailing	15.0% PIK (15.0% Max PIK)		61,250	6,125	6,431
Invesco Senior Loan ETF	(e)	Diversified Financials			2,043,714	44,533	45,534
iShares iBoxx High Yield Corporate Bond ETF	(e)	Diversified Financials			409,800	34,333	35,776
Penney Borrower LLC, Earnouts	(i)	Retailing			21,267	170	170
Penn Foster Inc., Preferred Equity	(r)	Consumer Services	L+975	1.0%	401,000	39,303	40,501
Pioneer Energy Services Corp., Common Equity	(e)(i)(r)	Energy			17,857	22	—
RDV Resources Oil & Gas, Inc., Common Equity	(i)(r)	Energy			456,928	5,109	4,615
Ridgeback Resources Inc., Common Equity	(i)(r)	Energy			1,960,162	12,044	7,838
SCM EPIC, LLC, Common Equity	(i)(q)(r)(u)	Energy			34,800	34,368	39,267
SCM Topco, LLC, Series B Preferred Equity, 7/13/28	(i)(p)(q)(r)	Energy			27,398	2,449	3,065
SCM Topco, LLC, Series C Common Equity	(i)(q)(r)	Energy			196	—	—
SCM Topco, LLC, Warrants, 7/10/28, Strike: $75,000	(i)(q)(r)	Energy			1	—	—

See notes to consolidated financial statements.
6

FS Global Credit Opportunities Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2020 (in thousands, except share and per share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Number of Shares / Contracts	Cost	Fair Value(d)
Selecta Group B.V., Contingent Value Notes	(h)(i)(r)	Retailing			7	$3	$—
Selecta Group B.V., Warrants	(h)(i)(r)	Retailing			98	2	—
Sungard AS New Holdings, LLC, Common Equity	(i)(r)(t)	Software & Services			272,014	19,011	9,028
Total Equity/Other						245,831	242,374
TOTAL INVESTMENTS—131.1%						$1,922,756	1,900,413
Credit Facilities Payable—(26.6)%							(385,000)
Term Preferred Shares, at Liquidation Value, Net—(20.5)%							(297,681)
Other Assets in Excess of Liabilities—16.0%	(j)						231,891
NET ASSETS—100.0%							$1,449,623

C$ – Canadian Dollar.

£ – British Pound.

Investments Sold Short

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Proceeds	Fair Value(d)
Investments Sold Short—(0.0)%
Avantor, Inc., Common Equity	(i)	Materials	(2,844)	$(44)	$(80)
Total				$(44)	$(80)

Forward Foreign Currency Exchange Contracts

Counterparty	Contract Settlement Date	Currency to be Received	Value	Currency to be Delivered	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	1/15/21	USD	22,906	CAD	29,250	$(27)
JPMorgan Chase Bank, N.A.	1/15/21	USD	3,035	EUR	2,500	(23)
JPMorgan Chase Bank, N.A.	1/15/21	USD	20,464	GBP	15,500	(719)
Total						$(769)

CAD – Canadian Dollar.

EUR – Euro.

GBP – British Pound.

USD – U.S. Dollar.

See notes to consolidated financial statements.
7

FS Global Credit Opportunities Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2020 (in thousands, except share and per share amounts)

Credit Default Swaps on Corporate Issues—Buy Protection

Reference Entity	Counterparty	Implied Credit Spread at December 31, 2020(k)	Industry	Fixed Deal Pay Rate	Periodic Payment Frequency	Maturity	Notional(l)	Fair Value(d)	Unamortized Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Boyd Gaming Corp.	Credit Suisse International	0.7%	Consumer Services	5.0%	Quarterly	12/20/24	$(3,000)	$(477)	$(458)	$(19)
Boyd Gaming Corp.	Goldman Sachs International	0.7%	Consumer Services	5.0%	Quarterly	12/20/24	$(7,000)	(1,113)	(1,069)	(44)
CenturyLink, Inc.	JPMorgan Chase Bank, N.A	2.5%	Telecommunication Services	1.0%	Quarterly	12/20/24	$(10,000)	538	512	26
KB Home	Barclays Bank PLC	1.2%	Consumer Durables & Apparel	5.0%	Quarterly	12/20/24	$(4,000)	(544)	(536)	(8)
United Rentals North America, Inc.	Barclays Bank PLC	0.6%	Capital Goods	5.0%	Quarterly	12/20/24	$(2,000)	(323)	(257)	(66)
United Rentals North America, Inc.	Credit Suisse International	0.6%	Capital Goods	5.0%	Quarterly	12/20/24	$(5,000)	(805)	(641)	(164)
United Rentals North America, Inc.	JPMorgan Chase Bank, N.A	0.6%	Capital Goods	5.0%	Quarterly	12/20/24	$(3,000)	(483)	(385)	(98)
Total								$(3,207)	$(2,834)	$(373)

Credit Default Swaps on Corporate Issues—Sell Protection

Reference Entity	Counterparty	Implied Credit Spread at December 31, 2020(k)	Industry	Fixed Deal Receive Rate	Periodic Payment Frequency	Maturity	Notional(l)	Fair Value(d)	Unamortized Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
High Yield CDX	Credit Suisse International	2.4%	Diversified Financials	5.0%	Quarterly	12/20/24	$10,000	$923	$(145)	$1,068
Total								$923	$(145)	$1,068

Total Return Swaps

Reference Entity	Counterparty	Industry	Interest Rate(s)	Maturity	Number of Shares	Notional	Unrealized Appreciation (Depreciation)
Invesco Senior Loan ETF	Goldman Sachs International	Diversified Financials	L+0.05%	3/26/21	530,000	$11,782	$27
Total							$27

See notes to consolidated financial statements.
8

FS Global Credit Opportunities Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2020 (in thousands, except share and per share amounts)

(a)Security may be an obligation of one or more entities affiliated with the named company.

(b)Certain variable rate securities in FS Global Credit Opportunities Fund’s (the “Fund”) portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2020, the three-month London Interbank Offered Rate (“L”) was 0.24%. PIK means paid-in-kind. PIK income accruals may be adjusted based on the fair value of the underlying investment. Variable rate securities with no floor rate use the respective benchmark rate in all cases.

(c)Denominated in U.S. dollars, unless otherwise noted.

(d)Fair value is determined by the Fund’s board of trustees (see Note 8).

(e)Security or portion thereof held by Blair Funding LLC (“Blair Funding”), a wholly-owned subsidiary of the Fund, and is pledged as collateral supporting the amounts outstanding under Blair Funding’s credit facility with Barclays Bank PLC, as administrative agent and Wells Fargo Bank, National Association, as collateral agent (see Note 9).

(f)Position or portion thereof unsettled as of December 31, 2020.

(g)Security is an unfunded commitment.

(h)Security or portion thereof held by FS Global Credit Opportunities (Luxembourg) S.à r.l., a wholly-owned subsidiary of the Fund.

(i)Security is non-income producing.

(j)Includes the effect of investments sold short, forward foreign currency exchange contracts and swap contracts.

(k)Implied credit spread utilized in determining the fair value of the credit default swap agreements as of period end serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required in connection with the entrance into the agreement. Wider credit spreads generally represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring, as defined under the terms of the applicable agreement.

(l)The maximum potential amount the Fund could receive/pay as a buyer/seller of credit protection if a credit event occurs, as defined under the terms of the applicable agreement.

(m)Security or portion thereof pledged as collateral supporting the amounts outstanding under the Fund’s prime brokerage facility with JPMorgan Chase Bank, N.A.

(n)Exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $479,085, which represents approximately 33.0% of net assets as of December 31, 2020. As of December 31, 2020, the Fund held one restricted security as to resale, Avantor, Inc., Common Equity, which the Fund had acquired on May 16, 2019 at a cost of $2,739. Total market value of the restricted security amounts to $80, which represents approximately 0.0% of net assets as of December 31, 2020.

(o)Security or portion thereof held by Bucks Funding, a wholly-owned subsidiary of the Fund, and is pledged as collateral supporting the amounts outstanding under Bucks Funding’s prime brokerage facility with BNP Paribas Prime Brokerage International, Ltd. (“BNP PBIL”). Securities held by Bucks Funding may be rehypothecated from time to time as permitted by Rule 15c-1(a)(1) promulgated under the Securities Exchange Act of 1934, as amended, subject to the terms and conditions governing Bucks Funding’s prime brokerage facility with BNP PBIL (see Note 9).

(p)Security was on non-accrual status as of December 31, 2020.

(q)Security held within FS Global Investments, Inc., a wholly-owned subsidiary of the Fund.

(r)Security is classified as Level 3 in the Fund’s fair value hierarchy (see Note 8).

(s)The variable rate securities underlying the total return swaps bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2020, the one-month London Interbank Offered Rate (“L”) was 0.14%.

See notes to consolidated financial statements.
9

FS Global Credit Opportunities Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2020 (in thousands, except share and per share amounts)

(t)Under the Investment Company Act of 1940, as amended, the Fund generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of a portfolio company. As of December 31, 2020, the Fund held investments in portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control.” The following table presents certain information with respect to such portfolio companies for the year ended December 31, 2020:

Portfolio Company	Fair Value at December 31, 2019	Gross Additions(1)	Gross Reductions(2)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2020	Interest Income(3)	PIK Income(3)	Fee Income(3)
Senior Secured Loans—First Lien
Aspect Software, Inc.(4)	$8,231	$—	$(8,140)	$—	$(91)	$—	$—	$—	$—
Aspect Software, Inc.(4)	—	—	—	—	—	—	—	—	—
Fairway Group Acquisition Co.	—	—	—	—	—	—	—	—	—
Fairway Group Acquisition Co.	4,844	—	—	—	(4,443)	401	—	—	—
Fairway Group Acquisition Co.	1,767	—	(1,767)	6	(6)	—	20	—	—
Fairway Group Acquisition Co.	2,950	1	(2,950)	130	(131)	—	35	—	—
Fairway Group Acquisition Co.	—	2,173	(2,201)	28	—	—	91	—	44
Fairway Group Acquisition Co.	—	4,762	(4,762)	—	—	—	238	45	11
Sungard AS New Holdings III, LLC	3,336	3,112	(6,374)	308	(382)	—	377	111	118
Sungard AS New Holdings III, LLC	—	4,015	—	—	1	4,016	8	—	—
Sungard AS New Holdings III, LLC(5)	—	—	—	—	1	1	—	—	—
Senior Secured Loans—Second Lien
Fairway Group Acquisition Co.	—	—	—	—	—	—	—	—	—
Sungard AS New Holdings III, LLC	14,919	433	(15,352)	—	—	—	729	433	47
Sungard AS New Holdings III, LLC	—	14,582	—	—	—	14,582	31	—	—
Equity/Other
Aspect Software Parent, Inc., Warrants(4)	—	—	—	—	—	—	—	—	—
Bright Pattern, Inc., Common Equity(4)	1,038	—	(973)	—	(65)	—	—	—	—
Fairway Group Holdings Corp., Common Equity	—	—	—	—	—	—	—	—	—
Sungard AS New Holdings, LLC, Common Equity	17,752	—	—	—	(8,724)	9,028	—	—	—
Total	$54,837	$29,078	$(42,519)	$472	$(13,840)	$28,028	$1,529	$589	$220

(1)Gross additions may include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and/or the movement of an existing portfolio company into this category from a different category.

(2)Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and/or the movement of an existing portfolio company out of this category into a different category.

(3)Interest, PIK and fee income are presented for the full year ended December 31, 2020.

(4)The Fund held this investment as of December 31, 2020 but it was not deemed to be an “affiliated person” of the portfolio company or deemed to “control” the portfolio company as of December 31, 2020. Transfers in or out were deemed to have occurred at the beginning of the period at amortized cost.

(5)Security is an unfunded commitment with amortized cost of $2,140 and fair value of $2,141.

See notes to consolidated financial statements.
10

FS Global Credit Opportunities Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2020 (in thousands, except share and per share amounts)

(u)Under the Investment Company Act of 1940, as amended, the Fund generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of December 31, 2020, the Fund held investments in portfolio companies of which it is deemed to be an “affiliated person” and deemed to “control.” The following table presents certain information with respect to investments in portfolio companies of which the Fund was deemed to be an affiliated person and deemed to control for the year ended December 31, 2020:

Portfolio Company	Fair Value at December 31, 2019	Gross Additions(1)	Gross Reductions(2)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2020	Interest Income(3)
Asset Based Finance
BCP Great Lakes Fund LP(4)	$—	$47,712	$(4,573)	$—	$(2,236)	$40,903	$3,143
Stabilis BH Lender, LLC	—	11,800	—	—	—	11,800	—
Equity/Other
SCM EPIC, LLC, Common Equity	—	34,368	—	—	4,899	39,267	—
Total	$—	$93,880	$(4,573)	$—	$2,663	$91,970	$3,143

(1)Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

(2)Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

(3)Interest income presented for the full year ended December 31, 2020.

(4)Security includes a partially unfunded commitment with amortized cost of $7,160 and fair value of $6,842.

(v)Security is a related party investment (see Note 6).

FS Global Credit Opportunities Fund

Consolidated Statement of Assets and Liabilities

(in thousands, except share and per share amounts)

See notes to consolidated financial statements.
11

December 31, 2020
Assets
Investments, at fair value
Non-controlled/unaffiliated investments (amortized cost—$1,777,124)	$1,780,415
Non-controlled/affiliated investments (amortized cost—$56,325)	28,028
Controlled/affiliated investments (amortized cost—$89,307)	91,970
Investments, at fair value (amortized cost—$1,922,756)	1,900,413
Cash	245,089
Foreign currency (cost—$2,894)	3,138
Interest receivable	21,926
Collateral held at broker	17,211
Receivable for investments sold and repaid	1,813
Swap income receivable	176
Unamortized swap premiums paid	512
Unrealized appreciation on swap contracts	1,121
Deferred financing costs	3,774
Prepaid expenses and other assets	4,867
Total assets	$2,200,040
Liabilities
Payable for investments purchased	$36,780
Credit facilities payable(1)	385,000
Term preferred shares, at liquidation value of $1,000 per share (net of discount and deferred financing costs of $632 and $1,687, respectively)(1)	297,681
Investments sold short, at fair value (proceeds—$44)	80
Interest expense payable	5,121
Shareholder distributions payable	5,377
Management fees payable	7,785
Unamortized swap premiums received	3,491
Incentive fees payable	3,343
Administrative services expense payable	374
Accounting and administrative fees payable	73
Professional fees payable	377
Swap income payable	43
Trustees’ fees payable	218
Unrealized depreciation on swap contracts	399
Unrealized depreciation on forward foreign currency exchange contracts	769
Other accrued expenses and liabilities	3,506
Total liabilities	$750,417
Net assets	$1,449,623
Commitments and contingencies(2)
Composition of net assets
Common shares, $0.001 par value, unlimited shares authorized, 198,572,491 shares issued and outstanding	$199
Capital in excess of par value	1,706,261
Retained earnings (accumulated deficit)	(256,837)
Net assets	$1,449,623
Net asset value per common share at period end	$7.30

(1)See Note 9 for a discussion of the Fund’s financing arrangements and term preferred shares.

(2)See Note 11 for a discussion of the Fund’s commitments and contingencies.

See notes to consolidated financial statements.
12

FS Global Credit Opportunities Fund

Consolidated Statement of Operations

(in thousands)

Year Ended December 31, 2020
Investment income
From non-controlled/unaffiliated investments:
Interest income	$153,595
Paid-in-kind interest income	7,162
Fee income	14,778
Dividend income	1,243
From non-controlled/affiliated investments:
Interest income	1,529
Paid-in-kind interest income	589
Fee income	220
From controlled/affiliated investments:
Interest income	3,143
Total investment income	182,259
Operating expenses
Management fees	29,418
Incentive fees	11,912
Administrative services expenses	3,054
Accounting and administrative fees	1,240
Interest expense	18,364
Professional fees	1,104
Trustees’ fees	773
Other general and administrative expenses	2,187
Total operating expenses	68,052
Net investment income before taxes	114,207
Excise taxes	1,584
Net investment income	112,623
Realized and unrealized gain/loss
Net realized gain (loss) on investments:
Non-controlled/unaffiliated investments	(75,753)
Non-controlled/affiliated investments	472
Net realized gain (loss) on swap contracts	2,428
Net realized gain (loss) on options written	(11,352)
Net realized gain (loss) on investments sold short	(1,842)
Net realized gain (loss) on forward foreign currency exchange contracts	5,836
Net realized gain (loss) on foreign currency	(797)
Net change in unrealized appreciation (depreciation) on investments:
Non-controlled/unaffiliated investments	47,211
Non-controlled/affiliated investments	(13,840)
Controlled/affiliated investments	2,663
Net change in unrealized appreciation (depreciation) on swap contracts	3,692
Net change in unrealized appreciation (depreciation) on investments sold short	482
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	315
Net change in unrealized gain (loss) on foreign currency	244
Total net realized gain (loss) and unrealized appreciation (depreciation)	(40,241)
Net increase (decrease) in net assets resulting from operations	$72,382

See notes to consolidated financial statements.
13

FS Global Credit Opportunities Fund

Consolidated Statements of Changes in Net Assets

(in thousands)

	Year Ended December 31,
	2020	2019
Operations
Net investment income	$112,623	$138,800
Net realized gain (loss)	(81,008)	(124,549)
Net change in unrealized appreciation (depreciation) on investments	36,034	80,644
Net change in unrealized appreciation (depreciation) on swap contracts	3,692	2,315
Net change in unrealized appreciation (depreciation) on investments sold short	482	(338)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	315	(906)
Net change in unrealized gain (loss) on foreign currency	244	100
Net increase (decrease) in net assets resulting from operations	72,382	96,066

Shareholder distributions(1)
Distributions to shareholders	(108,993)	(112,127)
Net decrease in net assets resulting from shareholder distributions	(108,993)	(112,127)

Capital share transactions(2)
Issuance of common shares	44,400	50,038
Reinvestment of shareholder distributions	3,044	—
Repurchases of common shares	(57,416)	(46,148)
Net assets received in connection with reorganization	2,404	—
Net increase (decrease) in net assets resulting from capital share transactions	(7,568)	3,890
Total increase (decrease) in net assets	(44,179)	(12,171)
Net assets at beginning of period	1,493,802	1,505,973
Net assets at end of period	$1,449,623	$1,493,802

(1)See Note 5 for a discussion of the distributions declared by the Fund.

(2)See Note 3 for a discussion of transactions with respect to the Fund’s common shares.

See notes to consolidated financial statements.
14

FS Global Credit Opportunities Fund

Consolidated Statement of Cash Flows

(in thousands)

Year Ended December 31, 2020
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$72,382
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(1,404,208)
Paid-in-kind interest	(7,751)
Proceeds from sales and repayments of investments	1,176,180
Purchases to cover investments sold short	(4,832)
Premiums paid on swap contracts, net	129
Premiums received on swap contracts, net	(3,093)
Premiums received on options written	1,081
Premiums received on exit of options written	(12,433)
Net realized (gain) loss on investments	75,281
Net realized (gain) loss on options written	11,352
Net realized (gain) loss on investments sold short	1,842
Net change in unrealized (appreciation) depreciation on investments	(36,034)
Net change in unrealized (appreciation) depreciation on swap contracts	(3,692)
Net change in unrealized (appreciation) depreciation on investments sold short	(482)
Net change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	(315)
Accretion of discount	(13,860)
Amortization of discount and deferred financing costs	760
(Increase) decrease in collateral held at broker	(2,159)
(Increase) decrease in receivable for investments sold and repaid	58,992
(Increase) decrease in interest receivable	(75)
(Increase) decrease in swap income receivable	(168)
(Increase) decrease in prepaid expenses and other assets	(4,843)
Increase (decrease) in swap income payable	(90)
Increase (decrease) in payable for investments purchased	32,167
Increase (decrease) in interest expense payable	1,089
Increase (decrease) in management fees payable	440
Increase (decrease) in incentive fees payable	337
Increase (decrease) in administrative services expense payable	54
Increase (decrease) in accounting and administrative fees payable	(244)
Increase (decrease) in professional fees payable	(30)
Increase (decrease) in trustees’ fees payable	6
Increase (decrease) in other accrued expenses and liabilities	500
Net cash provided by (used in) operating activities	(61,717)
Cash flows from financing activities
Cash received in connection with reorganization	3,036
Liabilities assumed in connection with reorganization	(632)
Issuance of common shares	44,400
Repurchases of common shares	(57,416)
Shareholder distributions paid	(100,572)
Issuance of term preferred shares(1)	100,000
Borrowings under credit facilities(1)	510,000
Repayments under credit facilities(1)	(250,427)
Deferred financing costs paid	(5,173)
Net cash provided by (used in) financing activities	243,216
Total increase (decrease) in cash and foreign currency(2)	181,499
Cash and foreign currency at beginning of period	66,728
Cash and foreign currency at end of period	$248,227
Supplemental disclosure
Reinvestment of shareholder distributions	$3,044
Excise taxes paid	$2,298

(1)See Note 9 for a discussion of the Fund’s financing arrangements and term preferred shares. During the year ended December 31, 2020, the Fund paid interest expense of $16,512 on financing arrangements and term preferred shares.

(2)Includes net change in unrealized gain (loss) on foreign currency of $283.

See notes to consolidated financial statements.
15

FS Global Credit Opportunities Fund

Consolidated Financial Highlights

(in thousands, except share and per share amounts)

	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data:(1)
Net asset value, beginning of period	$7.50	$7.58	$7.51	$8.07	$7.11
Results of operations
Net investment income(2)	0.57	0.70	0.69	0.78	0.80
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.22)	(0.21)	(0.07)	(0.54)	0.97
Net increase (decrease) in net assets resulting from operations	0.35	0.49	0.62	0.24	1.77
Shareholder Distributions:(3)
Distributions from net investment income	(0.55)	(0.57)	(0.55)	(0.80)	(0.81)
Net decrease in net assets resulting from shareholder distributions	(0.55)	(0.57)	(0.55)	(0.80)	(0.81)
Net asset value, end of period	$7.30	$7.50	$7.58	$7.51	$8.07
Shares outstanding, end of period	198,572,491	199,244,649	198,727,405	202,807,462	174,763,703
Total return(4)	5.49%	6.58%	8.29%	2.96%	26.66%

Ratio/Supplemental Data:
Net assets, end of period	$1,449,623	$1,493,802	$1,505,973	$1,524,012	$1,410,673
Ratio of net investment income to average net assets(5)(6)	8.27%	9.23%	8.79%	9.80%	10.84%
Ratio of total operating expenses to average net assets(5)	5.12%	5.21%	4.96%	5.51%	4.61%
Ratio of expense reimbursement from sponsor to average net assets(5)	—	—	—	(0.11)%	(0.74)%
Ratio of expense recoupment to sponsor to average net assets(5)	—	—	—	0.01%	—
Ratio of management fee waiver to average net assets(5)	—	—	(0.72)%	—	—
Ratio of net operating expenses to average net assets(5)	5.12%	5.21%	4.24%	5.41%	3.87%
Portfolio turnover	67%	75%	72%	94%	92%
Total amount of credit facility borrowings outstanding exclusive of treasury securities	$385,000	$125,427	$312,133	$621,212	$507,230
Asset coverage, per $1,000 of credit facility borrowings(7)(9)	$5,509	$14,417	$6,067	$3,334	$3,781
Asset coverage per unit of credit facility borrowings(7)	5.51	14.42	6.07	3.33	3.78
Total amount of term preferred shares outstanding(9)	$300,000	$200,000	$200,000	—	—
Asset coverage, per $1,000 liquidation value per share of term preferred shares(8)(9)	$7,070	$9,041	$9,468	—	—
Asset coverage per unit of term preferred shares(8)(9)	7.07	9.04	9.47	—	—

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)The per share data for distributions reflects the actual amount of distributions declared per common share during the applicable period.

See notes to consolidated financial statements.
16

FS Global Credit Opportunities Fund

Consolidated Financial Highlights (continued)

(in thousands, except share and per share amounts)

(4)The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the Fund at the Fund’s net asset value per share as of the share closing date occurring on or immediately following the distribution payment date. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period.

(5)Average daily net assets is used for this calculation.

(6)For the years ended December 31, 2020 and 2019, no portion of the Fund’s operating expenses was waived or reimbursed by the sponsor. Had the sponsor not waived management fees or reimbursed certain operating expenses, the ratio of net investment income to average net assets would have been 8.07%, 9.69% and 10.10% for the years ended December 31, 2018, 2017 and 2016, respectively.

(7)Represents value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by credit facility borrowings and term preferred shares, to the aggregate amount of credit facility borrowings outstanding representing indebtedness.

(8)Represents value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by credit facility borrowings and term preferred shares, to the aggregate amount of term preferred shares outstanding representing indebtedness.

(9)Presentation of certain amounts in the consolidated financial highlights for the years ended December 31, 2019, 2018, 2017 and 2016 have been updated to conform to the presentation of such amounts for the current year ended December 31, 2020.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

17

Note 1. Principal Business and Organization

FS Global Credit Opportunities Fund, or the Fund, was organized as a Delaware statutory trust on January 28, 2013 and commenced investment operations on December 12, 2013. The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended, or the 1940 Act, that has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.

Prior to December 14, 2020 the Fund was a “Master” fund within what is known in the investment company industry as a “master-feeder” structure. Within this structure, the affiliated closed-end management investment companies in the same fund complex, FS Global Credit Opportunities Fund—A, or Fund—A, FS Global Credit Opportunities Fund—D, or Fund—D, FS Global Credit Opportunities Fund—T, or Fund—T, FS Global Credit Opportunities Fund—ADV, or Fund—ADV and FS Global Credit Opportunities Fund—T2, or Fund—T2, or the Feeder Funds, invested substantially all of their assets in the Fund, or together with the Feeder Funds, the Funds.

On October 12, 2020, the Funds’ Boards of Trustees, or the Boards, including a majority of the independent Trustees by separate vote, unanimously approved the reorganization effected pursuant to an Agreement and Plan of Reorganization dated as of November 18, 2020, or the Reorganization Agreement. On December 14, 2020, the Fund completed its reorganization, or the Reorganization.

Pursuant to the Reorganization Agreement, each Feeder Fund merged with and into the Fund such that each Feeder Fund ceased to exist, and the Fund became the sole surviving entity. As part of the Reorganization, the Fund’s common shares of beneficial interest were distributed to shareholders of the Feeder Funds and shareholders of the Feeder Funds became common shareholders of the Fund. Each shareholder received common shares, determined at the time the Reorganization was consummated, that was the same as the value of such shareholder’s interests in the Feeder Fund in which such shareholder held interests prior to the Reorganization. The merger of each Feeder Fund into the Fund qualified as a tax-free “reorganization” within the meaning of Section 368(a) of the Code and the Feeder Funds did not recognize any gain or loss as a result of the transfer of all of their assets and liabilities in exchange solely for common shares of the Fund and the assumption of the Feeder Funds’ liabilities by the Fund under the Reorganization or as a result of the Feeder Funds’ liquidation. See Note 3 for a discussion of share transactions with respect to the Fund’s Reorganization.

The Fund’s investment adviser is FS Global Advisor, LLC, or FS Global Advisor, which is a private investment firm that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and an affiliate of the Fund’s sponsor, Franklin Square Holdings, L.P., or FS Investments.

As of December 31, 2020, the Fund had various wholly-owned subsidiaries, including special-purpose financing subsidiaries and subsidiaries through which it holds interests in certain portfolio companies. The consolidated financial statements include both the Fund’s accounts and the accounts of the wholly-owned subsidiaries it consolidates as of December 31, 2020 in accordance with U.S. generally accepted accounting principles, or GAAP. All intercompany transactions have been eliminated in consolidation. Certain of the Fund’s consolidated subsidiaries may be subject to foreign income taxes. Additionally, one of the Fund’s consolidated subsidiaries is subject to U.S. federal and state income taxes.

The Fund’s primary investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation, with a secondary objective of capital preservation.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying consolidated financial statements of the Fund have been prepared in accordance with GAAP. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Codification Topic 946, Financial Services—Investment Companies. The Fund has evaluated the impact of subsequent events through the date the consolidated financial statements were issued.

Use of Estimates: The preparation of the Fund’s consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.

Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund’s cash and cash equivalents are maintained with high credit quality financial institutions.

Valuation of Portfolio Investments: The Fund determines the net asset value, or NAV, of its common shares on each day that the New York Stock Exchange, or the NYSE, is open for business as of the close of the regular trading session on the NYSE. The Fund calculates the NAV of its common shares by subtracting liabilities (including accrued expenses and distributions) from the total assets of the Fund (the value of securities, plus cash and other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of its outstanding common shares. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.

18

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, or ASC Topic 820, issued by the Financial Accounting Standards Board, or the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

The Fund expects that its portfolio will primarily consist of securities listed or traded on a recognized securities exchange or automated quotation system, or exchange-traded securities, or securities traded on a privately negotiated over-the-counter secondary market for institutional investors for which indicative dealer quotes are available, or OTC securities.

For purposes of calculating NAV, the Fund uses the following valuation methods:

•The market value of each exchange-traded security is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

•If no sale is reported for an exchange-traded security on the valuation date or if a security is an OTC security, the Fund values such investments using quotations obtained from an approved independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by such service from dealers on the valuation date. If a quoted price from such pricing service is deemed by FS Global Advisor to be unreliable (and therefore, not readily available), FS Global Advisor may recommend that the investment may be fair valued by some other means, including, but not limited to, a valuation provided by an approved independent third-party valuation service. For investments for which an approved independent third-party pricing service is unable to obtain quoted prices, the Fund will obtain bid and ask prices directly from dealers who make a market in such securities. In all cases, investments are valued at the mid-point of the prevailing bid-ask range obtained from such sources unless there is a compelling reason to use some other value within the bid-ask range and the justification thereof is documented and retained by FS Global Advisor.

•To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by the Fund’s board of trustees, or the Board, in accordance with the Fund’s valuation policy. In making such determination, the Board may rely upon valuations obtained from an approved independent third-party valuation service. With respect to these investments for which market quotations are not readily available, the Fund undertakes a multi-step valuation process each quarter, as described below:

•The quarterly fair valuation process begins with FS Global Advisor reviewing and documenting preliminary valuations for each investment, which valuations are obtained from an approved independent third-party valuation service, and providing a valuation range;

•FS Global Advisor then provides the audit committee of the Board its valuation recommendation for each investment;

•The preliminary valuations are then presented to and discussed with the audit committee of the Board;

•The audit committee of the Board then reviews the preliminary valuations and FS Global Advisor, together with any approved independent third-party valuation service, if applicable, respond to and supplement the preliminary valuations to reflect any comments provided by the audit committee of the Board;

•Following its review, the audit committee of the Board approves the fair valuation of the Fund’s investments and recommends that the Board similarly approve the fair valuation of the Fund’s investments; and

•The Board discusses the valuation of the Fund’s investments and determines the fair value of each such investment in the portfolio in good faith based on various statistical and other factors, including the input and recommendation of FS Global Advisor, the audit committee of the Board and any approved independent third-party valuation service, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Fund’s consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s consolidated financial statements. In making its determination of fair value, the Board may use any approved independent third-party pricing or valuation service; provided that the Board shall not be required to determine fair value in accordance with the valuation provided by any single source, and the Board shall retain the discretion to use any relevant data, including information obtained from FS Global Advisor or any approved independent third-party valuation or pricing service, that the Board deems to be reliable in determining fair value under the circumstances.

19

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Below is a description of factors that FS Global Advisor, any approved independent third-party valuation service and the Board may consider when determining the fair value of the Fund’s investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, the Fund may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing the borrower’s debt.

For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

The Fund’s equity interests in companies for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, are valued at fair value. The Board, in its determination of fair value, may consider various factors, including, but not limited to, multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a company or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or an acquisition, recapitalization, restructuring or other related items.

FS Global Advisor, any approved independent third-party valuation service and the Board may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the companies, the acquisition price of such investment or industry practices in determining fair value. FS Global Advisor, any approved independent third-party valuation service and the Board may also consider the size and scope of a company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the size of the companies relative to comparable firms, as well as such other factors as the Board, in consultation with FS Global Advisor and any approved independent third-party valuation service, if applicable, may consider relevant in assessing fair value.

When the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. The Board will subsequently value the warrants or other equity securities received at fair value.

When utilized, derivatives will be priced in the same manner as securities and loans, i.e. primarily by approved independent third-party pricing services, or secondarily through counterparty statements if there are no prices available from such pricing services. With respect to credit derivatives, where liquidity is limited due to the lack of a secondary market for the underlying reference obligation and where a price is not provided by an approved independent third-party pricing service, such derivatives will be valued after considering, among other factors, the valuation provided by the counterparty with which the Fund has established the position. For other over-the-counter derivatives, the value of the underlying securities, among other factors, will be reviewed and considered by FS Global Advisor in determining the appropriate fair value. Securities that carry certain restrictions on sale typically will be valued at a discount from the public market value of the security, where applicable.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (e.g., movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith by the Board in consultation with FS Global Advisor and any approved independent third-party valuation service, if applicable.

Forward foreign currency exchange contracts typically will be valued at their quoted daily prices obtained from an independent third party. Swaps (other than centrally cleared) typically will be valued using valuations provided by an approved independent third-party pricing service. Such valuations generally will be based on the present value of fixed and projected floating rate cash flows over the term of the swap contract and, in the case of credit default swaps, generally will be based on credit spread quotations obtained from broker-dealers and expected default recovery rates determined by the approved independent third-party pricing service using proprietary models. Future cash flows will be discounted to their present value using swap rates provided by electronic data services or by broker-dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts and swap contracts are not recorded in the consolidated statement of assets and liabilities. Fluctuations in the value of the forward foreign currency exchange contracts and swap contracts are recorded in the consolidated statement of assets and liabilities as an asset (liability) and in the consolidated statement of operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gains (losses).

20

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

The Board is responsible for the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the Fund’s valuation policy to FS Global Advisor, and has authorized FS Global Advisor to utilize independent third-party valuation and pricing services that have been approved by the Board. The audit committee of the Board is responsible for overseeing FS Global Advisor’s implementation of the Fund’s valuation process.

Revenue Recognition: Security transactions are accounted for on the trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund records dividend income on the ex-dividend date. The Fund does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. The Fund’s policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status, including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Fund will receive any previously accrued interest, then the previously recognized interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Fund’s judgment.

Loan origination fees, original issue discount, market discount and market premium are capitalized and such amounts are amortized/accreted as interest income over the respective term of the loan or security, except market premium on callable bonds, which are amortized to the call date. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Structuring and other non-recurring upfront fees are recorded as fee income when earned. The Fund records prepayment fees on loans and securities as fee income when it receives such amounts. For the year ended December 31, 2020, the Fund recognized $944 in structuring and upfront fee revenue.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized, and the respective unrealized gain or loss on foreign currency for any foreign denominated investments. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To maintain qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year and to avoid any U.S. federal income taxes on income so distributed. The Fund also will be subject to nondeductible U.S. federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.

Uncertainty in Income Taxes: The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Fund’s consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its consolidated statement of operations. During the year ended December 31, 2020, the Fund did not incur any interest or penalties.

The Fund has analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service, or the IRS, and state departments of revenue.

21

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, helps to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Credit Default Swaps: The Fund enters into credit default swaps to manage credit risk, gain exposure to a credit in which it may otherwise invest or to enhance its returns. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a specified credit event with respect to the issuer of the debt obligation, such as a U.S. or foreign corporate issuer or sovereign issuer, occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no specified credit event occurs, the Fund would have paid the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay principal or interest, restructuring, obligation acceleration and repudiation or moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller of a credit default swap contract, the Fund may create economic leverage because, in addition to its net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily and is recorded as realized loss or gain. The Fund records an increase or decrease to unrealized appreciation (depreciation) on credit default swaps in an amount equal to the change in daily valuation. Upfront payments or receipts, if any, are recorded as unamortized swap premiums paid or received, respectively, and are amortized over the life of the swap contract as realized losses or gains. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation (depreciation) on credit default swaps to determine the market value of swaps as presented in Note 6 and Note 8. The Fund will segregate assets in the form of cash and/or liquid securities in an amount equal to any unrealized depreciation on the credit default swaps of which it is the buyer, marked-to-market on a daily basis. The Fund segregates assets in the form of cash and/or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

Total Return Swaps: The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market with another market. Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Options: The Fund may purchase or write call and put options in an effort to manage risk and/or generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. Premiums paid on options purchased and premiums received on options written are reflected as an asset and liability, respectively. The amount of the asset or liability is subsequently marked-to-market to reflect the current fair value of the option purchased or written. When an instrument is purchased or sold through an exercise of an option, the related premium received is deducted from the basis of the instrument acquired or added to the proceeds of the instrument sold. When an option expires, the Fund realizes a gain on the option to the extent of the premiums

22

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

received. When an option is exercised, the Fund realizes a loss to the extent the cost of closing the option exceeds the premiums received, or a gain to the extent the premiums received exceed the cost of closing the option.

Collateralized Loan Obligation – Warehouses: A Collateralized Loan Obligation Warehouse, or CLO Warehouse, is an entity organized for the purpose of holding syndicated bank loans, also known as leveraged loans, prior to the issuance of securities from that same vehicle. During the warehouse period, a CLO Warehouse will secure investments and build a portfolio of primarily leveraged loans and other debt obligations. The warehouse period terminates when the collateralized loan obligation vehicle issues various tranches of securities to the market. At this time, financing through the issuance of debt securities and subordinated notes is used to repay the bank financing.

The fair value of the Fund’s investment in the CLO Warehouse is determined by adding the excess spread (accrued interest plus interest received less financing cost) to the Fund’s initial investment in the CLO Warehouse. Consistent with ASC 820, the excess spread represents the price that would be received from the sale of the CLO Warehouse investment in an orderly transaction between market participants. CLO warehouses can be exposed to credit events, mark to market changes, rating agency downgrades and financing cost changes. Changes in the fair value of a CLO Warehouse are reported in the consolidated statement of operations as unrealized appreciation (depreciation).

Distributions: Distributions to the Fund’s shareholders are recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund intends to authorize and declare and pay ordinary cash distributions on a monthly basis. Net realized capital gains, if any, will be distributed or deemed distributed at least annually. Distributions to holders of Term Preferred Shares are accrued on a daily basis as described in Note 9. As required by Accounting Standards Codification Topic 480, Distinguishing Liabilities from Equity, issued by the FASB, the Fund includes the accrued distributions on its Term Preferred Shares as an operating expense due to the fixed term of this obligation. For tax purposes, the payments made to holders of the Fund’s Term Preferred Shares are treated as distributions.

Note 3. Share Transactions

Below is a summary of transactions with respect to the Fund’s common shares during the years ended December 31, 2020 and 2019:

	Year Ended December 31,
	2020		2019
	Shares	Amount	Shares	Amount
Issuance of Common Shares	7,289,798	$46,804	6,598,937	$50,038
Reinvestment of Distributions	417,737	3,044	—	—
Repurchases of Common Shares	(8,379,693)	(57,416)	(6,081,693)	(46,148)
Net Proceeds from Share Transactions	(672,158)	$(7,568)	517,244	$3,890

Prior to the Reorganization, common shares of the Fund were issued solely to the Feeder Funds in private placement transactions that did not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act of 1933, as amended. The following table summarizes the common shares issued by the Fund to the Feeder Funds during the years ended December 31, 2020 and 2019:

	Year Ended December 31,
	2020		2019
	Shares	Amount	Shares	Amount
FS Global Credit Opportunities Fund—A	4,994,778	$32,022	4,686,683	$35,540
FS Global Credit Opportunities Fund—D	992,891	6,385	936,001	7,100
FS Global Credit Opportunities Fund—T	998,595	6,447	709,093	5,373
FS Global Credit Opportunities Fund—ADV	270,437	1,739	240,609	1,824
FS Global Credit Opportunities Fund—T2	33,097	211	26,551	201
Total Proceeds from Issuance of Common Shares	7,289,798	$46,804	6,598,937	$50,038

23

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

Prior to the Reorganization, the Fund repurchased common shares held by the Feeder Funds to the extent necessary to accommodate repurchase requests under each Feeder Fund’s share repurchase program. The following table summarizes the common shares repurchased by the Fund from the Feeder Funds during the years ended December 31, 2020 and 2019:

	Year Ended December 31,
	2020		2019
	Shares	Amount	Shares	Amount
FS Global Credit Opportunities Fund—A	5,668,134	$38,701	4,349,683	$33,006
FS Global Credit Opportunities Fund—D	1,084,296	7,403	877,725	6,661
FS Global Credit Opportunities Fund—T	1,276,646	8,896	605,459	4,594
FS Global Credit Opportunities Fund—ADV	315,072	2,172	223,367	1,695
FS Global Credit Opportunities Fund—T2	35,545	244	25,459	192
Total Aggregate Consideration for Repurchased Shares(1)	8,379,693	$57,416	6,081,693	$46,148

(1)In order to minimize the expense of supporting small accounts and provide additional liquidity to shareholders of the Feeder Funds that held small accounts after completion of the regular quarterly share repurchase offer, the Feeder Funds reserved the right to repurchase the common shares of and liquidate any investor’s account if the balance of such account was less than the Feeder Funds’ $5 minimum initial investment, unless the account balance had fallen below the minimum solely as a result of a decline in the Feeder Funds’ net asset value per share. In order for the Feeder Funds to fund the repurchase of their common shares of beneficial interest, to the extent necessary, the Fund repurchased some of its common shares held by the Feeder Funds in parallel, private transaction(s).

Share Repurchase Program

In connection with the Reorganization, each Feeder Fund has terminated its share repurchase program, and effective as of December 14, 2020, the Fund has adopted a share repurchase program that is substantially similar to the share repurchase programs that were historically in place for the Feeder Funds. The Fund currently expects to conduct its first quarterly repurchase of common shares pursuant to its share repurchase program, commencing on March 1, 2021.

To provide shareholders with limited liquidity, the Fund intends to conduct quarterly repurchases of common shares. Any offer to repurchase common shares will be conducted solely through written tender offer materials mailed to each shareholder.

The Fund’s quarterly repurchases will be conducted on such terms as may be determined by the Board in its complete and absolute discretion unless, in the judgment of the independent trustees, such repurchases would not be in the best interests of shareholders or would violate applicable law. The Board also will consider the following factors, among others, in making its determination regarding whether to cause the Fund to offer to repurchase common shares and under what terms:

•the effect of such repurchases on the Fund’s qualification as a RIC (including the consequences of any necessary asset sales);

•the liquidity of the Fund’s assets (including fees and costs associated with disposing of assets);

•the Fund’s investment plans;

•the Fund’s working capital requirements;

•the Fund’s history in repurchasing common shares or portions thereof; and

•the condition of the securities markets.

The Fund will limit the maximum number of common shares to be repurchased for any repurchase offer to the lesser of (i) the greater of (x) the number of common shares that the Fund can repurchase with the proceeds it receives from the sale of common shares under its distribution reinvestment plan (including the aggregate proceeds it has received from the prior sale of common shares of the Feeder Funds, or the Feeder Fund Shares, under the prior distribution reinvestment plans for each of the Feeder Funds) during the twelve-month period ending on the expiration date of such repurchase offer (less the amount of any such proceeds used to repurchase common shares (including Feeder Fund Shares) on each previous repurchase date for tender offers conducted during such period) (this limitation is referred to as the twelve-month repurchase limitation) and (y) the number of common shares that the Fund can repurchase with the proceeds it receives from the sale of common shares under its distribution reinvestment plan during the three-month period ending on the expiration date of such repurchase offer (this limitation is referred to as the three-month repurchase limitation) and (ii) 20.0% of the weighted average number of common shares outstanding in the prior calendar year, or 5.0% in each calendar quarter. As a result, the maximum number of common shares to be repurchased for any repurchase offer will not exceed the lesser of (i) 20.0% of the weighted average number of common shares outstanding in the prior calendar year, or 5.0% in each calendar quarter, and (ii) the greater of the twelve-month repurchase limitation described in clause (i)(x) above and the three-month repurchase limitation described in clause (i)(y) above. The Fund will offer to repurchase such common shares at a price equal to the NAV per common share in effect on each date of repurchase.

24

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

Fund Reorganization

Pursuant to the terms of the Reorganization Agreement, immediately before the opening of business on December 14, 2020, the Feeder Funds transferred all of their assets and liabilities in exchange solely for common shares of the Fund and the assumption of the Feeder Funds’ liabilities by the Fund.

The number of the Fund’s common shares issued to shareholders at the time of the reorganization was based on an exchange ratio equal to the NAV per share of the respective Feeder Fund’s shares held by the shareholder immediately prior to the Reorganization divided by the NAV per share of the Fund’s common shares as of December 11, 2020, or the Valuation Date. As of the Valuation Date, the Fund had net assets of $1,437,051 and NAV per share of the Fund’s common shares was $7.2793.

The Reorganization of the Fund was completed by a tax-free exchange of shares of the Fund in the following amounts:

	NAV per share of the Feeder Funds as of the Valuation Date	Net assets of the Feeder Funds as of the Valuation Date	Shares of the Feeder Funds as of the Valuation Date	Value of the Fund’s common shares issued to shareholders	Common shares of the Fund issued to shareholders(1)
Fund—A	$7.2189	$1,007,889	139,618,555	$1,007,889	138,459,721
Fund—D	$7.2206	194,856	26,986,001	194,856	26,767,414
Fund—T	$7.1772	180,289	25,119,659	180,289	24,767,984
Fund—ADV	$7.1580	53,185	7,430,191	53,185	7,306,107
Fund—T2	$7.1855	6,213	864,683	6,213	853,528
Total		$1,442,432	200,019,089	$1,442,432	198,154,754

(1)In accordance with the terms of the Reorganization Agreement, at the time of the transactions contemplated by the Reorganization Agreement, (i) each outstanding common share of Fund—A was converted into the right to receive 0.9917 common shares of the Fund, (ii) each outstanding common share of Fund—D was converted into the right to receive 0.9919 common shares of the Fund, (iii) each outstanding common share of Fund—T was converted into the right to receive 0.9860 common shares of the Fund, (iv) each outstanding common share of Fund—ADV was converted into the right to receive 0.9833 common shares of the Fund and (v) each outstanding common share of Fund—T2 was converted into the right to receive 0.9871 common shares of the Fund.

Aggregate net assets of the Fund immediately following the Reorganization were $1,442,432, which included $2,404 of net assets received from the Feeder Funds in exchange for common shares of the Fund.

Note 4. Related Party Transactions

Compensation of the Investment Adviser and its Affiliates

Effective May 10, 2019, the Fund and FS Global Advisor entered into a new investment advisory agreement, dated as of April 18, 2019, or the 2019 investment advisory agreement. Pursuant to the 2019 investment advisory agreement, FS Global Advisor is entitled to (a) an annual management fee of 1.50% of the Fund’s average daily gross assets (gross assets equals total assets set forth on the Fund’s consolidated statement of assets and liabilities) and (b) an incentive fee based on the Fund’s performance. Management fees are calculated and payable quarterly in arrears.

Under the 2019 investment advisory agreement, the incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to FS Global Advisor under the administration agreement, dated as of July 15, 2013, by and between the Fund and FS Global Advisor, or the administration agreement, and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with paid-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the issuance of common shares (including common shares issued in respect of reinvested distributions), reduced by amounts paid in connection with repurchases of common shares under the Funds’s share repurchase program.

25

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

The calculation of the incentive fee for each quarter is as follows:

•No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.50% (6.00% annualized);

•100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.667% in any calendar quarter (6.667% annualized) is payable to FS Global Advisor. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 1.667% is referred to as the “catch-up.” The “catch-up” provision is intended to provide FS Global Advisor with an incentive fee of 10.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.667% in any calendar quarter; and

•10.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.667% in any calendar quarter (6.667% annualized) is payable to FS Global Advisor once the hurdle rate and catch-up have been achieved (10.0% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to FS Global Advisor).

Under the previous investment advisory agreement, dated as of October 9, 2013 and in effect through May 10, 2019, or the 2013 investment advisory agreement, FS Global Advisor was entitled to (a) an annual management fee of 2.0% of the Fund’s average daily gross assets and (b) an incentive fee equal to 20% of the Fund’s pre-incentive fee net investment income. Effective January 1, 2018 and through December 31, 2018, FS Global Advisor agreed to waive (a) 0.50% of the base management fee such that the fee received equaled 1.50% of the Fund’s average daily gross assets and (b) the incentive fee in its entirety.

Prior to and after the aforementioned waiver and through May 9, 2019, the incentive fee was calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, as follows:

•No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 2.25% (9.00% annualized);

•100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.8125% in any calendar quarter (11.25% annualized) is payable to FS Global Advisor. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 2.8125% is referred to as the “catch-up.” The “catch-up” provision is intended to provide FS Global Advisor with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 2.8125% in any calendar quarter; and

•20.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 2.8125% in any calendar quarter (11.25% annualized) is payable to FS Global Advisor once the hurdle rate and catch-up have been achieved (20.0% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to FS Global Advisor).

Additionally, from on or about January 1, 2019 through May 10, 2019, the date on which shareholder approval of the 2019 investment advisory agreement was obtained (the “Proxy Solicitation Period”), FS Global Advisor agreed to rebate back to the Fund the difference in advisory fees, if any, between the advisory fees that (i) FS Global Advisor earned during the Proxy Solicitation Period under the 2013 investment advisory agreement and (ii) FS Global Advisor would have earned had the 2019 investment advisory agreement been in effect throughout the Proxy Solicitation Period (the “Rebate”). During the Proxy Solicitation Period, the total advisory fees that FS Global Advisor would have earned under the 2019 investment advisory agreement exceeded the fees that FS Global Advisor earned under the 2013 investment advisory agreement. Therefore, no rebate was due to the Fund.

Under the administration agreement, the Fund reimburses FS Global Advisor for its actual costs incurred in providing administrative services to the Fund, including FS Global Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments providing administrative services to the Fund on behalf of FS Global Advisor. Such services include general ledger accounting, fund accounting, legal services, investor and government relations and other administrative services. FS Global Advisor also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s shareholders and reports filed with the Securities and Exchange Commission, or the SEC. In addition, FS Global Advisor assists the Fund in calculating NAV, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to the Fund’s shareholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. FS Global Advisor is required to allocate the cost of these services to the Fund based on factors such as assets, revenues and/or time allocations. At least annually, the Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of administrative expenses among the Fund and certain affiliates of FS Global Advisor. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider

26

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

would be capable of providing all such services at comparable cost and quality. Finally, the Board compares the total amount paid to FS Global Advisor for such services as a percentage of the Fund’s net assets to the same ratio as reported by other comparable investment companies. The Fund will not reimburse FS Global Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Global Advisor.

The following table describes the fees and expenses incurred under the 2019 investment advisory agreement and the administration agreement during the year ended December 31, 2020:

Related Party	Source Agreement	Description	Amount
FS Global Advisor	Investment Advisory Agreement	Management Fee(1)	$29,418
FS Global Advisor	Investment Advisory Agreement	Incentive Fee(2)	$11,912
FS Global Advisor	Administration Agreement	Administrative Services Expenses(3)	$3,054

(1)During the year ended December 31, 2020, $28,978 in management fees were paid to FS Global Advisor. As of December 31, 2020, $7,785 in management fees were payable to FS Global Advisor.

(2)During the year ended December 31, 2020, $11,575 in incentive fees were paid to FS Global Advisor. As of December 31, 2020, $3,343 in incentive fees were payable to FS Global Advisor.

(3)During the year ended December 31, 2020, the Fund paid $2,442 in administrative services expenses to FS Global Advisor.

Potential Conflicts of Interest

FS Global Advisor’s senior management team is comprised of substantially the same personnel as the senior management teams of the investment advisers to certain other BDCs, open- and closed-end management investment companies, a private fund and a real estate investment trust sponsored by FS Investments, or the Fund Complex. As a result, such personnel provide or expect to provide investment advisory services to certain others funds in the Fund Complex and such personnel may serve in similar or other capacities for the investment advisers to future investment vehicles in the Fund Complex. While the investment personnel of FS Global Advisor are not currently providing investment advisory services for clients other than for the Fund Complex, they may do so in the future. In the event that FS Global Advisor provides investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with the Fund’s investment objectives and strategies, so that the Fund will not be disadvantaged in relation to any other client of FS Global Advisor or its management team. In addition, even in the absence of FS Global Advisor retaining additional clients, it is possible that some investment opportunities may be provided to other entities in the Fund Complex, rather than to the Fund.

Expense Reimbursement Agreement

Pursuant to the expense support and conditional reimbursement agreement, dated as of August 20, 2013, by and between the Fund and FS Investments, or the expense reimbursement agreement, FS Investments agreed to reimburse the Fund for expenses to ensure that the Fund bears a reasonable level of expenses in relation to its income. The purpose of this arrangement was to ensure that no portion of any ordinary cash distributions made by the Fund were paid from offering proceeds or borrowings. However, because certain investments the Fund may make, including preferred and common equity investments, may generate dividends and other distributions to the Fund that are treated for tax purposes as a return of capital, a portion of the Fund’s ordinary cash distributions may also be deemed to constitute a return of capital for tax purposes to the extent that the Fund may use such dividends or other distribution proceeds as a source of distributions. Under those circumstances, FS Investments would not reimburse the Fund for the portion of the Fund’s ordinary cash distributions that represent a return of capital for tax purposes, as the purpose of the expense reimbursement arrangement was not to prevent tax-advantaged distributions.

Under the expense reimbursement agreement, FS Investments would reimburse the Fund quarterly in an amount equal to the difference between the cumulative ordinary cash distributions paid to the Fund’s shareholders in such quarter, less the sum of the Fund’s net investment income, net short-term capital gains and dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent such amounts are not included in net investment income or net short-term capital gains) in such quarter.

Pursuant to the expense reimbursement agreement, the Fund has a conditional obligation to reimburse FS Investments for any amounts funded by FS Investments under this arrangement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which FS Investments funded such amount, the sum of the Fund’s net investment income, net short-term capital gains and the amount of any dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent not included in net investment income or net short-term capital gains) exceeds the ordinary cash

27

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

distributions paid by the Fund to shareholders in such quarter; provided, however, that (i) the Fund will only reimburse FS Investments for expense support payments made by FS Investments to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense support payments received by the Fund during such fiscal year) to exceed the lesser of (A) 1.75% of the Fund’s average net assets attributable to its common shares for the fiscal year-to-date period after taking such expense reimbursement payments into account and (B) the percentage of the Fund’s average net assets attributable to its common shares represented by “other operating expenses” during the fiscal year in which such expense support payment from FS Investments was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from FS Investments made during the same fiscal year) and (ii) the Fund will not reimburse FS Investments for expense support payments made by FS Investments if the annualized rate of distributions per common share declared by the Fund at the time of such expense reimbursement payment is less than the annualized rate of distributions per common share declared by the Fund at the time FS Investments made the expense support payment to which such reimbursement relates. “Other operating expenses” means the Fund’s total operating expenses, excluding the management fee, the incentive fee, organization and offering expenses, financing fees and costs, interest expense and extraordinary expenses. “Operating expenses” means all operating costs and expenses incurred, as determined in accordance with GAAP for investment companies. The expense reimbursement agreement was terminated on November 13, 2018.

As of December 31, 2020, the Fund did not have any reimbursements due from FS Investments and no amount remains subject to repayment by the Fund to FS Investments in the future.

Exemptive Relief

The Fund has been granted exemptive relief by the SEC that permits the Fund to participate in certain negotiated co-investments alongside other funds managed by FS Global Advisor or certain of its affiliates, subject to certain conditions, including (i) that a majority of the Board of Trustees who have no financial interest in the co-investment transaction and a majority of the Board of Trustees who are not “interested persons,” as defined in the 1940 Act, approve the co-investment and (ii) that the price, terms and conditions of the co-investment will be identical for each fund participating pursuant to the exemptive relief.

Note 5. Distributions

During the years ended December 31, 2020 and 2019, the Fund declared and paid cash distributions of $0.5475 per common share in the total amount of $108,993 and $0.5650 per common share in the total amount of $112,127, respectively.

On January 25, 2021 and February 17, 2021, the Board declared regular monthly cash distributions for January and February 2021, respectively, each in the amount of $0.0425 per common share. The regular monthly cash distributions have been or will be paid monthly to shareholders of record as of monthly record dates previously determined by the Board. From time to time, the Fund may also pay special interim cash distributions at the discretion of the Board. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.

Effective December 21, 2020, the Fund has adopted an “opt in” distribution reinvestment plan, or DRP, for its shareholders in which shareholders of the Fund can elect to have their cash distributions reinvested in additional common shares of the Fund. Pursuant to the DRP, a shareholder who was a participant in the DRP of the Feeder Funds at the time of closing of the Reorganization, automatically became a participant in the Fund’s DRP.

The Fund may fund its cash distributions to shareholders from any sources of funds legally available to it, including offering proceeds, borrowings, net investment income, short-term and long-term capital gains proceeds from the sale of assets, gains from credit default swaps, non-capital gains proceeds from the sale of assets, distributions on account of preferred and common equity and expense reimbursements and additional support payments from FS Investments. The Fund has not established limits on the amount of funds it may use from available sources to make distributions.

No portion of the cash distributions declared during the years ended December 31, 2020 and 2019 was funded through the reimbursement of operating expenses by FS Investments or waivers of advisory fees by FS Global Advisor. Any such distributions funded through support payments, deferrals or waivers of advisory fees are not based on the Fund’s investment performance and the Fund’s distributions can only be sustained if the Fund achieves positive investment performance in future periods and/or FS Investments continues to make such payments, deferrals or waivers of such fees. The Fund’s future repayments of amounts reimbursed, deferred or waived by FS Investments and its affiliates will reduce the distributions that shareholders would otherwise receive in the future. There can be no assurance that the Fund will achieve the performance necessary to sustain its distributions or that the Fund will be able to pay distributions at a specific rate or at all. FS Investments and its affiliates have no obligation to waive advisory fees or make support payments in future periods.

28

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The following table reflects the sources of the cash distributions on a tax basis that the Fund declared on its common shares during the years ended December 31, 2020 and 2019:

	Year Ended December 31,
	2020		2019
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Net investment income(1)	$108,993	100%	$112,127	100%
Total	$108,993	100%	$112,127	100%

(1)The Fund’s net investment income on a tax basis for the years ended December 31, 2020 and 2019 was $107,113 and $137,249, respectively. The determination of the tax attributes of the Fund’s distributions is made annually as of the end of the Fund’s fiscal year based upon the Fund’s taxable income for the full year and distributions paid for the full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.

The Fund’s net investment income on a tax basis may be adjusted based on the filing of the Fund’s tax return. The difference between the Fund’s GAAP-basis net investment income and its tax-basis net investment income is primarily due to the tax treatment of unrealized appreciation (depreciation) on certain investments, realized foreign currency gains (losses), preferred equity distributions and reclassification on certain derivatives, non-deductible excise tax, non-deductible interest expense on Term Preferred Shares and fees recognized upon prepayment of loans.

The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income for the year ended December 31, 2020:

GAAP-basis net investment income	$112,623
Tax treatment of unamortized original issue discount and prepayment fees	(13,151)
Mark-to-market unrealized appreciation (depreciation) on derivatives	1,707
Foreign currency gains (losses)	(6,322)
Non-deductible excise tax	1,202
Non-deductible interest expense on Term Preferred Shares	10,507
Other miscellaneous differences	547
Tax-basis net investment income	$107,113

The Fund may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences. During the year ended December 31, 2020, the Fund decreased retained earnings (accumulated deficit) by $24,627 and increased capital in excess of par value by $24,627 primarily due to the transfer of the capital loss carryovers from the Feeder Funds that merged with and into the Fund as part of the Reorganization and the tax treatment of non-deductible excise taxes and share restructuring costs. This reclassification has no impact on the net assets of the Fund.

As of December 31, 2020, the components of retained earnings (accumulated deficit) on a tax basis were as follows:

Distributable ordinary income	$43,790
Capital loss carryover(1)	(248,408)
Net unrealized appreciation (depreciation)	(48,038)
Non-deductible interest expense on Term Preferred Shares	(4,181)
Total	$(256,837)

(1)The capital loss carryover is available to reduce capital gain distribution requirements in future years and does not expire. As of December 31, 2020, the Fund had a long-term capital loss carryover of $248,408 and no short-term capital loss carryover. $26,163 of the capital loss carryover transferred over from the Feeder Funds that merged with and into the Fund as part of the Reorganization. Future utilization of these losses may be limited. Any unused balances resulting from such limitations may be carried forward into future years indefinitely.

The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $1,948,693 as of December 31, 2020. Aggregate net unrealized appreciation (depreciation) on a tax basis was $(48,315), which was comprised of gross unrealized appreciation of $86,420 and gross unrealized depreciation of $134,735, as of December 31, 2020.

As of December 31, 2020, the Fund had a gross deferred tax asset of $9,048 resulting from deferred interest expense, capital losses and net operating losses in the Fund’s wholly-owned taxable subsidiary and a deferred tax liability of $2,442 resulting from unrealized appreciation on investments held by the Fund’s wholly-owned taxable subsidiary. As of December 31, 2020, the wholly-owned taxable subsidiary anticipated that it would be unable to fully utilize the deferred tax asset, therefore, the deferred tax asset was offset by a valuation allowance of $6,606. For the year ended December 31, 2020, the Fund did not record a provision for taxes related to its wholly-owned taxable subsidiary.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

29

Note 6. Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward contracts, futures contracts, swap contracts and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

Each forward foreign currency exchange contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into total return swap and credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest or to enhance its returns. The Fund may also purchase and write call and put options in an effort to manage risk and/or generate gains from options premiums.

Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market with another market. Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Each total return swap is marked semi-monthly or more frequently and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a swap is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of total return swaps contains the risk that the underlying security defaults (credit risk).

Credit default swaps are contracts in which one party makes a periodic stream of payments to another party in exchange for protection in the event of a specified credit event with respect to a specified issuer of a debt obligation. Credit events are contract specific but may include bankruptcy, failure to pay principal or interest, restructuring, obligation acceleration and repudiation or moratorium.

If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily and is recorded as realized gain or loss. The Fund records an increase or decrease to unrealized appreciation (depreciation) on credit default swaps in an amount equal to the change in daily valuation. Upfront payments or receipts, if any, are recorded as unamortized swap premiums paid or received, respectively, and are amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation (depreciation) on credit default swaps to determine the market value of swaps. The Fund will segregate assets in the form of cash and/or liquid securities in an amount equal to any unrealized depreciation on the credit default swaps of which it is the buyer, marked-to-market on a daily basis. The Fund segregates assets in the form of cash and/or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. Credit default swaps involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

The Fund may enter into swap contracts containing provisions allowing the counterparty to terminate the contract under certain conditions, including, but not limited to, a decline in the Fund’s NAV below a certain level over a certain period of time, which would trigger a payment by the Fund for those swaps in a liability position. A call option gives the purchaser (holder) of the option the right

30

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

(but not the obligation) to buy, and obligates the writer to sell (if the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market, or market risk. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

The fair value of open derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) by risk exposure as of December 31, 2020 was as follows:

Fair Value
	Asset Derivative	Liability Derivative
Foreign Currency Risk
Forward foreign currency exchange contracts	—	$769(1)
Credit Risk
Credit default swaps	$1,461(2)	$3,745(3)
Total return swaps	$27(2)	—

The Fund’s derivative assets and liabilities at fair value by risk, presented in the table above, are reported on a gross basis on the Fund’s consolidated statement of assets and liabilities and located as follows:

(1)Unrealized depreciation on forward foreign currency exchange contracts.

(2)Unamortized swap premiums paid and unrealized appreciation on swap contracts.

(3)Unamortized swap premiums received and unrealized depreciation on swap contracts.

The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets or pledged by the Fund for liabilities as of December 31, 2020:

Counterparty	Derivative Assets Subject to Master Netting Agreement(1)	Derivatives Available for Offset	Non-cash Collateral Received(2)	Cash Collateral Received(2)	Net Amount of Derivative Assets(3)
JPMorgan Chase Bank, N.A.	$538	$538	—	—	—

Counterparty	Derivative Liabilities Subject to Master Netting Agreement(1)	Derivatives Available for Offset	Non-cash Collateral Pledged(2)	Cash Collateral Pledged(2)	Net Amount of Derivative Liabilities(4)
Barclays Bank PLC	$867	—	—	$867	—
Credit Suisse International	$1,282	—	—	$1,282	—
Goldman Sachs International	$1,113	—	—	$1,113	—
JPMorgan Chase Bank, N.A.	$1,252	$538	—	$714	—

(1)Exchanged-traded or centrally-cleared derivatives are excluded from these reported amounts.

(2)In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(3)Net amount of derivative assets represents the net amount due from the counterparty to the Fund in the event of default.

(4)Net amount of derivative liabilities represents the net amount due from the Fund to the counterparty in the event of default.

31

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

The effect of derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) on the Fund’s consolidated statement of operations by risk exposure for the year ended December 31, 2020 was as follows:

	Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Currency Risk
Forward foreign currency exchange contracts	$5,836(1)	$315(2)
Credit Risk
Credit default swaps	$(802)(3)	$3,665(4)
Total return swaps	$3,230(3)	$27(4)
Market Risk
Options purchased	$17,183(5)	—
Options written	$(11,352)(6)	—

The Fund’s derivative instruments at fair value by risk, presented in the table above, are reported on the Fund’s consolidated statement of operations and located as follows:

(1)Net realized gain (loss) on forward foreign currency exchange contracts.

(2)Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

(3)Net realized gain (loss) on swap contracts.

(4)Net change in unrealized appreciation (depreciation) on swap contracts.

(5)Net realized gain (loss) on investments.

(6)Net realized gain (loss) on options written.

The average notional amounts of forward foreign currency exchange contracts, credit default swaps, total return swaps and options written outstanding during the year ended December 31, 2020, which are indicative of the volumes of these derivative types, were $72,832, $47,923, $9,431 and $48, respectively.

When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as a liability. The amount of the liability is subsequently marked-to-market to reflect the current fair value of the option written. Written options activity for the year ended December 31, 2020 was as follows:

Options Written
Fair value at beginning of period	$—
Net realized gain (loss)	(11,352)
Net change in unrealized appreciation (depreciation)	—
Premiums received on options written	(1,081)
Premiums paid on exit	12,433
Fair value at end of period	$—

Bridge Street Warehouse CLO I Ltd.

Bridge Street Warehouse CLO I Ltd., or Bridge Street Warehouse, is a CLO Warehouse wholly-owned by the Fund which is accounted for as a financial instrument at fair value as of December 31, 2020. Bridge Street Warehouse commenced operations in April 2020 and was in the warehouse phase as of December 31, 2020. During the period ended December 31, 2020, the Fund contributed $60,000 to Bridge Street Warehouse. The Fund had an investment of $61,403 in Bridge Street Warehouse, at fair value, as of December 31, 2020. Bridge Street Warehouse financed the majority of its loan purchases using its warehouse financing facility. The amount of interest income from the Bridge Street Warehouse recorded on the Fund’s consolidated statement of operations for the year ended December 31, 2020 was approximately $1,403.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

32

Note 7. Investment Portfolio

The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of December 31, 2020:

	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$919,001	$901,137	47%
Senior Secured Loans—Second Lien	127,569	113,544	6%
Senior Secured Bonds	327,544	342,511	18%
Subordinated Debt	161,970	164,145	9%
Asset Based Finance	140,841	136,702	7%
Equity/Other	245,831	242,374	13%
Total	$1,922,756	$1,900,413	100%
Investments Sold Short	$(44)	$(80)

(1)Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or had the power to exercise control over the management or policies of a portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

As of December 31, 2020, the Fund held investments in three portfolio companies of which it is deemed to “control,” and held investments in two portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control,” each as defined in the 1940 Act. For additional information with respect to such portfolio companies, see footnotes (t) and (u) to the consolidated schedule of investments as of December 31, 2020 included herein.

The Fund’s investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of December 31, 2020, the Fund had five senior secured loan investments with aggregate unfunded commitments of $52,500 and one asset based finance investment with an unfunded commitment of $7,160. The Fund maintains sufficient cash on hand and/or available borrowings to fund such unfunded commitments should the need arise.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of December 31, 2020:

Industry Classification	Fair Value	Percentage of Portfolio
Automobiles & Components	$65,449	3%
Capital Goods	83,512	4%
Commercial & Professional Services	14,129	1%
Consumer Services	307,574	16%
Diversified Financials	335,681	18%
Energy	269,029	14%
Food & Staples Retailing	401	0%
Health Care Equipment & Services	165,729	9%
Household & Personal Products	77,979	4%
Insurance	44,207	2%
Materials	67,265	4%
Media	545	0%
Pharmaceuticals, Biotechnology & Life Sciences	45,056	2%
Real Estate	9,682	1%
Retailing	126,436	7%
Software & Services	100,818	5%
Technology Hardware & Equipment	11,219	1%
Telecommunication Services	91,265	5%
Transportation	84,437	4%
Total	$1,900,413	100%

33

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Investment Portfolio (continued)

The table below describes the geographic concentration of the Fund’s investment portfolio and enumerates the percentage, by fair value, of the total portfolio assets in such geographic locations as of December 31, 2020:

Geographic Locations(1)	Fair Value	Percentage of Portfolio
United States	$1,741,208	92%
Europe	77,940	4%
Other	81,265	4%
Total	$1,900,413	100%

(1)Geographic location based on the portfolio company’s headquarters or principal place of business.

Purchases and sales of securities during the year ended December 31, 2020, other than short-term securities and U.S. government obligations, were $1,404,208 and $1,176,180, respectively.

Note 8. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that the Fund would receive upon selling an asset or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes valuation techniques that maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of December 31, 2020, the Fund’s investments and derivatives were categorized as follows in the fair value hierarchy:

Asset Description	Level 1	Level 2	Level 3	Total
Senior Secured Loans—First Lien	$—	$712,729	$188,408	$901,137
Senior Secured Loans—Second Lien	—	77,093	36,451	113,544
Senior Secured Bonds	—	342,511	—	342,511
Subordinated Debt	—	161,591	2,554	164,145
Asset Based Finance	—	—	136,702	136,702
Equity/Other	81,390	54,899	106,085	242,374
Total Investments	81,390	1,348,823	470,200	1,900,413
Credit Default Swaps—Buy Protection	—	538	—	538
Credit Default Swaps—Sell Protection	—	923	—	923
Total Return Swaps	—	27	—	27
Total Assets	$81,390	$1,350,311	$470,200	$1,901,901

Liability Description	Level 1	Level 2	Level 3	Total
Investments Sold Short	$80	$—	$—	$80
Forward Foreign Currency Exchange Contracts	—	769	—	769
Credit Default Swaps—Buy Protection	—	3,745	—	3,745
Total Liabilities	$80	$4,514	$—	$4,594

34

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The Fund’s investments consist primarily of debt securities that are traded on a private over-the-counter market for institutional investors and are typically classified as Level 2 within the fair value hierarchy. Except as described below, the Fund values its investments, forward foreign currency exchange contracts and credit default swaps by using the midpoint of the prevailing bid and ask prices from dealers on the date of the period end, which are provided by an independent third-party pricing service approved by the Board and screened for validity by such service. Investments that are traded on an active public market are valued at their closing price as of the date of the financial statements and are classified as Level 1 within the fair value hierarchy. Debt investments, for which broker quotes are not available, are valued by an independent third-party valuation firm approved by the Board, which determines the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. Except as described above, all of the Fund’s equity/other investments are also valued by the same independent valuation firm, which determines the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. Investments valued by an independent third-party valuation firm approved by the Board are typically classified as Level 3 within the fair value hierarchy. An investment that is newly issued and purchased near the date of the financial statements is valued at cost if the Board determines that the cost of such investment is the best indication of its fair value. When a current price is not available from an independent third-party pricing service, investments of minimal value may be valued by FS Global Advisor as determined in good faith.

The Fund periodically benchmarks the bid and ask prices it receives from the third-party pricing service and/or dealers and independent valuation firms against the actual prices at which the Fund purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsor, the Fund believes that these prices are reliable indicators of fair value. The Fund’s audit committee and Board reviewed the valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Fund’s valuation process.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value for the year ended December 31, 2020:

	Senior Secured Loans— First Lien	Senior Secured Loans— Second Lien	Senior Secured Bonds	Subordinated Debt	Asset Based Finance	Equity/ Other	Total
Fair value at beginning of period	$129,706	$37,646	$—	$—	$32,500	$45,300	$245,152
Accretion of discount (amortization of premium)	437	299	—	86	1,369	5	2,196
Net realized gain (loss)	(48,535)	—	397	—	—	(2,524)	(50,662)
Net change in unrealized appreciation (depreciation)	19,908	250	—	(1,352)	(3,220)	(1,788)	13,798
Purchases	156,606	35,028	1,979	3,705	119,546	81,246	398,110
Paid-in-kind interest	5,006	433	198	115	—	—	5,752
Sales and repayments	(106,701)	(37,205)	(2,574)	—	(13,493)	—	(159,973)
Net transfers in or out of Level 3(1)	31,981	—	—	—	—	(16,154)	15,827
Fair value at end of period	$188,408	$36,451	$—	$2,554	$136,702	$106,085	$470,200
The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(1,660)	$1,423	$—	$(1,352)	$(3,220)	$(4,312)	$(9,121)

(1)Transfers in or out of Level 3 were deemed to have occurred as a result of, among other factors, changes in liquidity, the depth and consistency of prices from third-party pricing services and the existence of observable trades in the market.

35

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of December 31, 2020 are as follows:

Type of Investment	Fair Value	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans— First Lien	$176,361	Market Comparables	Market Yield (%)	4.5% - 14.8%	10.0%
	7,629		Production Multiples (Mboe/d)	$24,500.0 - $29,500.0	$27,000.0
	4,017		EBITDA Multiples (x)	5.1x - 6.1x	5.6x
	401	Other(2)	Other(2)	0.0% - 5.0%	4.5%
Senior Secured Loans— Second Lien	21,869	Market Comparables	Market Yield (%)	8.3% - 12.8%	8.9%
	14,582		EBITDA Multiples (x)	5.1x - 6.1x	5.6x
	—	Other(2)	Other(2)	N/A	N/A
Subordinated Debt	2,554	Market Comparables	EBITDA Multiples (x)	2.0x - 2.5x	2.3x
	—	Other(2)	Other(2)	N/A	N/A
Asset Based Finance	63,499	Discounted Cash Flow	Discount Rate (%)	8.8% - 10.6%	9.8%
	61,403	Income	Excess Spread	2.3% - 2.3%	2.3%
	11,800	Cost	Cost	$100.0 - $100.0	$100.0
Equity/Other	43,566	Market Comparables	Market Yield (%)	11.0% - 28.0%	12.4%
	39,267	Discounted Cash Flow	Discount Rate (%)	7.5% - 7.5%	7.5%
	22,202	Market Comparables	EBITDA Multiples (x)	2.0x - 21.3x	5.8x
			Production Multiples (Mboe/d)	$24,500.0 - $31,500.0	$28,000.0
			Proved Reserves Multiples (Mmboe)	$7.6 - $9.1	$8.4
			PV-10 Multiples (x)	0.5x - 0.6x	0.6x
	1,050		Revenue Multiples (x)	9.8x - 10.8x	10.3x
	—	Other(2)	Other(2)	N/A	N/A
Total	$470,200

(1)For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement.

(2)Fair value based on expected outcome of proposed corporate transactions, other factors or determined in good faith by FS Global Advisor.

Note 9. Financing Arrangements and Term Preferred Shares

The following table presents summary information with respect to the Fund’s outstanding financing arrangements and term preferred shares as of December 31, 2020:

Arrangement(1)	Type of Arrangement	Rate	Amount Outstanding(2)	Amount Available	Maturity Date
Bucks Funding Facility	Revolving Credit Facility	L+1.10%	$—	$200,000	September 27, 2021(4)
Bucks Funding Facility	Term Loan	L+1.20%	100,000	—	April 22, 2021
Blair Funding Facility	Revolving Credit Facility	L+2.65%(3)	—	65,000	December 15, 2024
Blair Funding Facility	Term Loan	L+2.65%(3)	285,000	—	December 15, 2024
Series 2023 Term Preferred—Floating(5)	Floating Rate Shares	L+1.85%	45,000	—	August 1, 2023
Series 2023 Term Preferred—Fixed(5)	Fixed Rate Shares	4.818%	55,000	—	August 1, 2023
Series 2025 Term Preferred Shares(5)	Fixed Rate Shares	4.49%	50,000	—	November 1, 2025
Series 2025-2 Term Preferred Shares(5)	Fixed Rate Shares	4.00%	50,000	—	November 1, 2025
Series 2026 Term Preferred Shares(5)	Fixed Rate Shares	5.426%	100,000	—	February 1, 2026
Total			$685,000	$265,000

(1)Borrowings of each of the Fund’s financing subsidiaries and each series of the Term Preferred Shares are considered senior securities representing indebtedness for purposes of complying with the asset coverage requirements under the 1940 Act applicable to closed-end management investment companies.

36

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements and Term Preferred Shares (continued)

(2)The carrying amount outstanding under the facility approximates its fair value.

(3)LIBOR is subject to a 0% floor.

(4)As described below, this facility generally is terminable upon 270 days’ notice by BNP PBIL or two business days’ notice by the Fund. As of December 31, 2020, neither party to the facility had provided notice of its intent to terminate the facility.

(5)The valuations of the Series 2023 Term Preferred—Floating, Series 2023 Term Preferred—Fixed, Series 2025 Term Preferred Shares, Series 2025-2 Term Preferred Shares and Series 2026 Term Preferred Shares are considered Level 2 valuations within the fair value hierarchy.

For the year ended December 31, 2020, the components of total interest expense for the Fund’s financing arrangements and term preferred shares were as follows:

	Interest Expense(1)	Amortization of Deferred Financing Costs and Discount	Total
Dauphin Funding	$3,208	$386	$3,594
Bucks Funding—Revolving Credit Facility	1,950	—	1,950
Bucks Funding—Term Loan	1,887	—	1,887
Blair Funding—Revolving Credit Facility	—	21	21
Blair Funding—Term Loan	380	21	401
Series 2023 Term Preferred Shares—Floating Rate	1,287	78	1,365
Series 2023 Term Preferred Shares—Fixed Rate	2,650	85	2,735
Series 2025 Term Preferred Shares	430	26	456
Series 2025-2 Term Preferred Shares	383	25	408
Series 2026 Term Preferred Shares	5,426	118	5,544
Total	$17,601	$760	$18,361

(1)Interest expense includes the effect of unused fees and commitment fees, if any. Interest under the Dauphin Funding Facility was payable quarterly in arrears. Interest under the Bucks Funding Facility is payable monthly or may be capitalized on the principal balance as additional cash borrowing. Interest under the Blair Funding Facility is payable quarterly in arrears commencing June 15, 2021. Dividends under the Series 2023 Term Preferred Shares—Floating Rate are payable quarterly in arrears. Dividends under the Series 2023 Term Preferred Shares—Fixed Rate, Series 2025 Term Preferred Shares, Series 2025-2 Term Preferred Shares and Series 2026 Term Preferred Shares are each payable semi-annually in arrears.

The Fund’s average borrowings and weighted average interest rate for the year ended December 31, 2020 were $519,856 and 3.22%, respectively. As of December 31, 2020, the Fund’s weighted average effective interest rate on borrowings was 3.36%. Weighted average interest rate and weighted average effective interest rate do not include the effect of unused fees and commitment fees, if any.

Dauphin Funding Facility

On August 26, 2014, Dauphin Funding LLC, or Dauphin Funding, a wholly-owned, special-purpose financing subsidiary of the Fund, entered into a revolving credit facility, or as subsequently amended and restated, the Dauphin Funding Facility, with Deutsche Bank AG, New York Branch, or Deutsche Bank, as administrative agent, Deutsche Bank AG, London Branch, as a lender, and the other lenders party thereto. The Dauphin Funding Facility provided for borrowings in U.S. dollars and certain agreed upon foreign currencies in an aggregate principal amount up to $150,000 on a committed basis.

On December 16, 2020, Dauphin Funding merged with and into Blair Funding LLC, or Blair Funding, another wholly-owned, special-purpose financing subsidiary of the Fund, and concurrently therewith the Fund repaid in full and terminated the Dauphin Funding Facility.

Bucks Funding Facility

On March 10, 2015, Bucks Funding, a wholly-owned financing subsidiary of the Fund, entered into a committed facility arrangement, or the Bucks Funding Facility, with BNP Paribas Prime Brokerage International, Ltd., or BNP PBIL, on behalf of itself and as agent for BNP Paribas. The Bucks Funding Facility provides for borrowings in U.S. dollars up to an aggregate principal amount of (i) $100,000 of term loans and (ii) $200,000 of revolving loans. Bucks Funding may also borrow additional amounts on an uncommitted basis, at the discretion of BNP Paribas, to the extent the pledged collateral provides sufficient coverage for such additional borrowings.

37

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements and Term Preferred Shares (continued)

The maturity date for the term loans under the Bucks Funding Facility is April 22, 2021. Bucks Funding may terminate the Bucks Funding Facility upon two business days’ notice. Absent a default or facility termination event, BNP PBIL is required to provide Bucks Funding with 270 days’ notice prior to terminating or materially amending the terms of the revolving loans.

Under the Bucks Funding Facility, borrowings bear interest at the rate of three-month LIBOR plus (i) 1.10% per annum for revolving loans and (ii) 1.20% per annum for term loans. Interest is payable monthly in arrears or may be capitalized on the principal balance as additional cash borrowing. Bucks Funding is required to pay a non-usage fee of 0.55% per annum to the extent less than 90% of the aggregate principal amount of available revolving loans has not been utilized and 0% per annum if 90% or more has been utilized.

Under the Bucks Funding Facility, Bucks Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other requirements customary for facilities of this type. The value of securities required to be pledged by Bucks Funding is determined in accordance with the margin requirements described in the Bucks Funding Facility agreements. The Bucks Funding Facility agreements contain events of default and termination events customary for similar financing transactions.

Bucks Funding’s obligations under the Bucks Funding Facility are secured by a first priority security interest in substantially all of the assets of Bucks Funding, including its portfolio of assets. In connection with the Bucks Funding Facility, the Fund entered into a Parent Guaranty, pursuant to which the Fund has agreed to guaranty Bucks Funding’s obligations under the Bucks Funding Facility.

The Fund incurred costs in connection with obtaining and amending and restating the Bucks Funding Facility, which the Fund recorded as deferred financing costs on its consolidated statement of assets and liabilities and amortized to interest expense over the life of the facility. As of December 31, 2020, all of such deferred financing costs had been amortized to interest expense.

Blair Funding Facility

On December 16, 2020, Blair Funding LLC, or Blair Funding, a wholly-owned financing subsidiary of the Fund, entered into a credit and security agreement, or the Blair Funding Facility, with Barclays Bank PLC, or Barclays, as administrative agent, Wells Fargo Bank, National Association, or Wells Fargo, as collateral agent, collateral administrator and securities intermediary, and the lenders from time to time party thereto. The Blair Funding Facility provides for borrowings in U.S. dollars, Canadian dollars, Euros and pounds sterling in an aggregate principal amount of (i) $285,000 of term loans and (ii) $65,000 of revolving loans on a committed basis. The maturity date for the Blair Funding Facility is December 15, 2024.

Under the Blair Funding Facility, borrowings bear interest at the rate of LIBOR (or the relevant reference rate for any foreign currency borrowings) (subject to a 0% floor) plus (i) to the extent the Fund is rated “A3” or higher by Moody’s Investors Services, Inc., 2.65% per annum, or (ii) otherwise, 3.55% per annum. Interest rates under the Blair Funding Facility will increase by (i) 0.50% per annum if certain asset coverage requirements are not satisfied and (ii) 0.25% if the value of the Fund’s assets securing indebtedness other than indebtedness incurred under the Blair Funding Facility exceeds 25% of the value of the Fund’s total assets. Interest is payable quarterly in arrears. Blair Funding is subject to an unused fee of 0.55% per annum on the average daily unused portion of the revolving credit facility amount. The Blair Funding Facility also contains a prepayment premium for term loans prepaid during the first 30 months after closing, equal to (i) a spread make-whole fee on the aggregate principal amount of term loans prepaid prior to the second anniversary of the closing date, and (ii) 2.0% of the aggregate principal amount of term loans prepaid during the six-month period immediately following the second anniversary of the closing date.

Under the Blair Funding Facility, Blair Funding has made certain representations and warranties and must comply with various covenants, reporting requirements and other requirements customary for facilities of this type. In addition, Blair Funding must maintain a specified minimum asset coverage ratio. The Blair Funding Facility contains events of default customary for similar financing transactions. Upon the occurrence and during the continuation of an event of default, Barclays may declare the outstanding advances and all other obligations under the Blair Funding Facility immediately due and payable.

Blair Funding’s obligations under the Blair Funding Facility are secured by a first priority security interest in substantially all of the assets of Blair Funding, including its portfolio of assets. In connection with the Blair Funding Facility, the Fund entered into a guarantee and security agreement, pursuant to which the Fund has agreed to guarantee Blair Funding’s obligations under the Blair Funding Facility and secure Blair Funding’s obligations thereunder with a pledge of the Fund’s equity interest in Blair Funding.

The Fund incurred costs in connection with obtaining and amending and restating the Dauphin Funding Facility, which the Fund has recorded as deferred financing costs on its consolidated statement of assets and liabilities and amortizes to interest expense over the life of the facility. As of December 31, 2020, $3,774 of such deferred financing costs had yet to be amortized to interest expense.

38

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements and Term Preferred Shares (continued)

Series 2023 Term Preferred Shares

On August 9, 2018, the Fund issued Term Preferred Shares, Series 2023, consisting of 45,000 shares of its Term Preferred Shares, Series 2023—Floating Rate (the “Floating Rate Shares”) and 55,000 shares of its Term Preferred Shares, Series 2023—Fixed Rate (the “Fixed Rate Shares”) (collectively, the “Series 2023 Term Preferred Shares”) at a price of $1,000 per share. The Term Preferred Shares were sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), for net proceeds before expenses of $99,625.

The Fund will be required to redeem all of the Series 2023 Term Preferred Shares on August 1, 2023 at a liquidation price of $1,000 per share, unless redeemed in accordance with their terms prior to such date. The Fund may, at its sole option, redeem the outstanding Floating Rate Shares or Fixed Rate Shares at the liquidation price (a prepayment premium applied for optional redemptions of Fixed Rate Shares prior to August 1, 2019). Dividends on the Floating Rate Shares are payable quarterly in arrears on the first business day of each calendar quarter, commencing on October 1, 2018, at a floating rate calculated by reference to the three-month LIBOR based on the U.S. dollar plus 1.85% per annum. During the year ended December 31, 2020, the weighted average interest rate on the Floating Rate Shares was 2.86%. Dividends on the Fixed Rate Shares are payable semi-annually in arrears on February 1 and August 1 of each year, commencing on February 1, 2019, at a fixed annual rate of 4.818%.

Series 2025 and Series 2025-2 Term Preferred Shares

On October 22, 2020, the Fund issued 50,000 of its Term Preferred Shares, Series 2025 (the “Series 2025 Term Preferred Shares”) and 50,000 of its Term Preferred Shares, Series 2025-2 (the “Series 2025-2 Term Preferred Shares,” and, collectively with the Series 2025 Term Preferred Shares, the “Series 2025 and Series 2025-2 Term Preferred Shares”) at a price of $1,000 per share. The Series 2025 and Series 2025-2 Term Preferred Shares were sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act for net proceeds before expenses of $100,000.

The Fund will be required to redeem all of the Series 2025 and Series 2025-2 Term Preferred Shares on November 1, 2025 at a liquidation price of $1,000 per share, unless redeemed in accordance with their terms prior to such date. The Fund may, at its sole option, redeem the Series 2025 Term Preferred Shares subject to payment of a make-whole premium through October 22, 2023 and at the liquidation price thereafter; and the Fund may, at its sole option, redeem the Series 2025-2 Term Preferred Shares subject to payment of a make-whole premium through May 1, 2025 and at the liquidation price thereafter. Dividends on the Series 2025 and Series 2025-2 Term Preferred Shares are payable semi-annually in arrears on May 1 and November 1 of each year, commencing on May 1, 2021. Dividends on the Series 2025 Term Preferred Shares are payable at a fixed annual rate of 4.49%, and dividends on the Series 2025-2 Term Preferred Shares are payable at a fixed annual rate of 4.00%.

Series 2026 Term Preferred Shares

On November 1, 2018, the Fund issued 100,000 of its Term Preferred Shares, Series 2026 (the “Series 2026 Term Preferred Shares”) at a price of $1,000 per share. The Series 2026 Term Preferred Shares (collectively with the Series 2023 Term Preferred Shares, the Series 2025 Term Preferred Shares and the Series 2025-2 Term Preferred Shares, the “Term Preferred Shares”) were sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act for net proceeds before expenses of $99,375.

The Fund will be required to redeem all of the Series 2026 Term Preferred Shares on February 1, 2026 at a liquidation price of $1,000 per share, unless redeemed in accordance with their terms prior to such date. The Fund may, at its sole option, redeem the Series 2026 Term Preferred Shares subject to payment of a make-whole premium through November 1, 2025 and at the liquidation price thereafter. However, in the event that either (i) the holders of the Series 2026 Term Preferred Shares seek to replace any existing trustee or nominate any additional trustee to the Fund’s board pursuant to a proxy contest, except for the exercise by the holders of preferred shares’ right to appoint a majority of the trustees upon a failure to pay dividends, or (ii) the Series 2026 Term Preferred Shares do not have at least one credit rating equal to or higher than Baa3 (or the equivalent) by Moody’s or BBB- (or the equivalent) by Standard & Poor’s Rating Services issued by a nationally recognized statistical rating organization (an “Investment Grade Rating”), and certain operational conditions are satisfied, then the Fund may, at its sole option, redeem the Series 2026 Term Preferred Shares at the liquidation price without the payment of a make-whole premium. Furthermore, if FS Global Advisor (or an affiliate) ceases to be the investment adviser to the Fund and is not replaced within 120 days by another investment adviser reasonably acceptable to a majority of the outstanding Series 2026 Term Preferred Shares, the Fund must offer to redeem the Series 2026 Term Preferred Shares, in accordance with certain specified procedures, at the liquidation price without the payment of a make-whole premium. Dividends on the Series 2026 Term Preferred Shares are payable semi-annually in arrears on February 1 and August 1 of each year, commencing on February 1, 2019, at a fixed annual rate of 5.426%. In the event that the Series 2026 Term Preferred Shares do not have an Investment Grade Rating for a period of 75 consecutive days, unless certain operational conditions are satisfied, a default rate of an additional 3.50% per annum will be added to the dividend rate.

39

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements and Term Preferred Shares (continued)

Term Preferred Shares

The Term Preferred Shares will rank senior in right of payment to the Fund’s common shares of beneficial interest, will rank equal in right of payment with any other series of preferred shares that the Fund may issue in the future and will be subordinated in right of payment to the Fund’s existing and future indebtedness.

The terms of the Term Preferred Shares require the Fund to maintain asset coverage, as defined in Section 18 of the Investment Company Act of 1940 and modified for certain limitations on investments in issuers in a consolidated group and in equity securities, with respect to the Term Preferred Shares of at least 225%.

The Term Preferred Shares are considered debt of the Fund for accounting purposes; therefore, the liquidation preference, which approximates fair value of the Term Preferred Shares, is recorded as a liability on its consolidated statement of assets and liabilities net of deferred financing costs. As of December 31, 2020, FS Global Advisor has determined that the fair value of the Term Preferred Shares is approximately their liquidation preference. Fair value could vary if market conditions change materially. The Fund records unpaid dividends in interest expense payable on its consolidated statement of assets and liabilities, and the dividends accrued and paid on the Term Preferred Shares are included as a component of interest expense on its consolidated statement of operations. The Term Preferred Shares are treated as equity for tax purposes.

As of December 31, 2020, $297,681 was outstanding under the Term Preferred Shares, net of discounts and deferred financing costs of $632 and $1,687, respectively. The Fund incurred costs in connection with issuing the Term Preferred Shares, which the Fund has recorded as deferred financing costs on its consolidated statement of assets and liabilities and amortizes to interest expense over the life of the Term Preferred Shares. As of December 31, 2020, $1,687 of such deferred financing costs had yet to be amortized to interest expense.

Note 10. Concentration of Risk

Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Comparison of Principal Risk Factors” in the Fund’s Combined Prospectus/Information Statement filed on December 2, 2020 and the Fund’s other filings with the SEC.

Credit Risk: The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

Although the Fund may invest in investments that FS Global Advisor believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

Non-U.S. Securities Risk: Investments in certain securities and other instruments of non-U.S. issuers or borrowers, or non-U.S. securities, involve factors not typically associated with investing in the United States or other developed countries, including, but not limited to, risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic and political risks, including potential economic, political or social

40

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain non-U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The risks of investments in emerging markets, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when the Fund’s common shares are not priced, NAV may change at times when common shares cannot be sold.

Foreign Currency Risk: Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.

Derivatives Risk: The Fund may use derivative instruments including, in particular, swaps and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. Accordingly, these derivatives may be used in limited instances as a form of leverage or to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Fund to various risks, including counterparty risk, currency risk, leverage risk, liquidity risk, correlation risk, index risk and regulatory risk.

Furthermore, the Fund’s ability to successfully use derivatives depends on FS Global Advisor’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Additionally, segregated liquid assets, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. The Fund will be required to implement and comply with new Rule 18f-4 by the third quarter of 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Rule 144A Securities Risk: The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with certainty how the market for Rule 144A Securities will develop, the Board directs FS Global Advisor to carefully monitor the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

41

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

41

LIBOR Risk: The Fund is exposed to risks associated with changes in interest rates, including with respect to the phase out of LIBOR. The Fund is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on the Fund’s investments, investment opportunities and cost of capital and, accordingly, may have a material adverse effect on its investment objectives, its rate of return on invested capital and its ability to service its debt and make distributions to its stockholders. In addition, an increase in interest rates would make it more expensive to use debt for the Fund’s financing needs, if any.

The Fund’s investment portfolio primarily consists of senior secured debt with maturities typically ranging from three to seven years. The longer the duration of these securities, generally, the more susceptible they are to changes in market interest rates. As market interest rates increase, those securities with a lower yield-at-cost can experience a mark-to-market unrealized loss. An impairment of the fair market value of the Fund’s investments, even if unrealized, must be reflected in its financial statements for the applicable period and may therefore have a material adverse effect on its results of operations for that period.

Because the Fund incurs indebtedness to make investments, the Fund’s net investment income is dependent, in part, upon the difference between the rate at which the Fund borrows funds or pays interest on outstanding debt securities and the rate at which it invests these funds. An increase in interest rates would make it more expensive to use debt to finance the Fund’s investments or to refinance its current financing arrangements. In addition, certain of the Fund’s financing arrangements provide for adjustments in the loan interest rate along with changes in market interest rates. Therefore, in periods of rising interest rates, the Fund’s cost of funds will increase, which could materially reduce its net investment income. Any reduction in the level of interest rates on new investments relative to interest rates on the Fund’s current investments could also adversely impact its net investment income.

The Fund has and may continue to structure the majority of its debt investments with floating interest rates to position its portfolio for rate increases. However, there can be no assurance that this will successfully mitigate the Fund’s exposure to interest rate risk. For example, in the event of a rising interest rate environment, payments under floating rate debt instruments generally would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, the Fund’s fixed rate investments may decline in value because the fixed rate of interest paid thereunder may be below market interest rates.

In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. It is unclear if at that time LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. In addition, in April 2018, the Federal Reserve System, in conjunction with the Alternative Reference Rates Committee, announced a preferred replacement of U.S. dollar LIBOR with a new index, calculated by reference to short-term repurchase agreements collateralized by U.S. Treasury securities, called the Secured Overnight Financing Rate, or SOFR. SOFR is a measure of the cost of borrowing cash overnight, collateralized by U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions. Although a SOFR-derived rate appears to be the preferred replacement rate for U.S. dollar LIBOR, at this time, it is not possible to predict the effect of any such changes, any establishment of alternative reference rates or other reforms to LIBOR for U.S. dollars and other major currencies that may occur in the United States, the United Kingdom or elsewhere. As such, the potential effect of the phase-out or replacement of LIBOR on the Fund’s cost of capital and net investment income cannot yet be determined. If LIBOR ceases to exist, the Fund may need to renegotiate any credit or similar agreements extending beyond 2021 with its portfolio companies that utilize LIBOR as a factor in determining the interest rate and certain of its existing credit facilities, in each case to replace LIBOR with the new standard that is established. Moreover, the discontinuation of LIBOR and the transition to an alternative benchmark rate may adversely impact the functioning, liquidity, volatility and value of floating rate income securities and could lead to significant short-term and long-term uncertainty and market instability. These risks will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. These events may also increase the difficulty of borrowing or refinancing and may diminish the effectiveness of hedging strategies. The precise impacts of a transition away from LIBOR on the Fund, on floating rate income securities in which it may invest and on the financing market generally remain uncertain. Additionally, because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace an interbank offered rate with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The IRS has issued proposed regulations regarding the tax consequences of the transition from interbank offered rates to new reference rates in debt instruments and non-debt contracts. Under the proposed regulations, to avoid such alteration or

42

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

modification of the terms of a debt instrument being treated as a taxable exchange, the fair market value of the modified instrument or contract must be substantially equivalent to its fair market value before the qualifying change was made. The IRS may withdraw, amend or finalize, in whole or part, these proposed regulations and/or provide additional guidance, with potential retroactive effect.

Furthermore, because a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to the Fund’s debt investments, an increase in interest rates would make it easier for the Fund to meet or exceed the incentive fee hurdle rate in the investment advisory agreement and may result in a substantial increase of the amount of incentive fees payable to the Advisor with respect to pre-incentive fee net investment income.

Pandemic Risk: The continuing spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including securities the Fund holds, and may adversely affect the Fund’s investments and operations. The outbreak was first detected in December 2019 and subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment. These disruptions have led to instability in the market place, including stock market losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund’s investments, the Fund and a shareholder’s investment in the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.

To satisfy any shareholder repurchase requests during periods of extreme volatility, such as those associated with COVID-19, it is more likely the Fund may be required to dispose of portfolio investments at unfavorable prices compared to their intrinsic value.

The Fund and its investment adviser have in place business continuity plans reasonably designed to ensure that they maintain normal business operations, and that the Fund, its portfolio and assets are protected. However, in the event of a pandemic or an outbreak, such as COVID-19, there can be no assurance that the Fund, its advisers and service providers, or the Fund’s portfolio companies, will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Fund’s advisers rely and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks.

Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs and dramatically lower interest rates. Certain of those policy changes are being implemented in response to the COVID-19 pandemic. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. The effect of recent efforts undertaken by the U.S. Federal Reserve to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate, and other monetary and fiscal actions that may be taken by the U.S. federal government to stimulate the U.S. economy, are not yet fully known. The duration of the COVID-19 outbreak and its full impacts are unknown, resulting in a high degree of uncertainty for potentially extended periods of time.

Note 11. Commitments and Contingencies

The Fund enters into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management of FS Global Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.

The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of

43

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 11. Commitments and Contingencies (continued)

business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.

See Note 4 for a discussion of the Fund’s commitments to FS Investments and its affiliates, which consists of the conditional obligation of the Fund to reimburse FS Investments pursuant to the terms of the former expense reimbursement agreement.

Note 12. Subsequent Events

On January 28, 2021, the CLO Warehouse was terminated when the collateralized loan obligation vehicle issued to the market various tranches of notes of $353,700, including $28,200 principal amount to the Fund. On such date, financing through the issuance of debt and equity securities was used to repay the bank financing.

44

Supplemental Information (Unaudited)

Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure

The Fund has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.

Board of Trustees

Information regarding the members of the Board is set forth below. The trustees have been divided into two groups—interested trustees and independent trustees. The address for each trustee is c/o FS Global Credit Opportunities Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. As set forth in the Fund’s amended and restated declaration of trust, each trustee’s term of office shall continue until his or her death, resignation or removal.

Name	Age	Trustee Since	Title	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Michael C. Forman(1)	59	January 2013	Chairman, President and Chief Executive Officer	Chairman and Chief Executive Officer of FS Investments	4

FS Multi-Alternative Income Fund (since 2018); FS Series Trust (since 2016); FS Credit Income Fund (since 2016); FS Credit Real Estate Income Trust, Inc. (since 2016); FS KKR Capital Corp. II (since 2011); FS Energy and Power Fund (since 2010); and FS KKR Capital Corp. (since 2007)

Independent Trustees
Walter W. Buckley, III	60	June 2013	Trustee	Chief Executive Officer of Actua Corporation (since 1996); and President of Actua Corporation (1996 – 2001; 2002 – 2009)	1	Actua Corporation (since 1996)
David L. Cohen	65	June 2013	Trustee	Senior Executive Vice President of Comcast Corporation (since 2015); and Executive Vice President of Comcast Corporation (2002 – 2015)	1	NBCUniversal Media, LLC (since 2013); The PNC Financial Services Group, Inc. (since 2020)
Barbara J. Fouss	51	November 2013	Trustee	Credit Specialist at Providence Bank (since 2020); Director of Strategic Initiatives of Sun National Bank (2012 – 2013)	1	None
Philip E. Hughes, Jr.	71	June 2013	Trustee	Vice-Chairman of Keystone Industries (since 2011); Principal of Philip E. Hughes, Jr., CPA, Esq. Accounting, Tax and Business Services (since 2011); President of Fox Park Corporation (since 2005) and Sovereign Developers, LP (since 1999); and Partner of LarsonAllen LLP (2000 – 2011)	2	FS Series Trust (since 2017)
Robert N.C. Nix, III	65	October 2019	Trustee	President of Pleasant News, Inc. (since 1995); and Counsel at Obermayer Rebmann Maxwell & Hippel LLP (since 2005)	1	None

*The registered investment companies in the “Fund Complex” consist of the Fund, FS Series Trust, FS Credit Income Fund and FS Multi-Alternative Income Fund.

(1)Mr. Forman is deemed to be an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his role as a controlling person of FS Global Advisor.

45

Supplemental Information (Unaudited) (continued)

Executive Officers

Information regarding the executive officers of the Fund is set forth below. The address for each executive officer is c/o FS Global Credit Opportunities Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Name	Age	Position Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past Five Years
Michael C. Forman	59	Chairman, President and Chief Executive Officer	Since 2013	Chairman and Chief Executive Officer, FS Investments
Edward T. Gallivan, Jr.	58	Chief Financial Officer	Since 2018	Chief Financial Officer, FS Energy and Power Fund, FS Credit Income Fund, FS Multi-Alternative Income Fund, FS Credit Real Estate Income Trust, Inc.
Stephen S. Sypherd	43	Vice President, Treasurer and Secretary	Since 2013	General Counsel, FS Investments
James F. Volk	58	Chief Compliance Officer	Since 2015	Managing Director, Fund Compliance, FS Investments
Jason Zelesnik	31	Chief Operating Officer	Since 2020	Executive Director, Portfolio Management, FS Investments

Statement of Additional Information

The Fund’s statement of additional information, dated December 2, 2020, contains additional information regarding the Fund’s trustees and executive officers and is available upon request and without charge by calling the Fund collect at 215-495-1150 or by accessing FS Investments’ website at www.fsinvestments.com.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports (and its predecessor form, Form N-Q) are available on the SEC’s website at http://www.sec.gov.

Proxy Voting Policies and Procedures

The Fund has delegated its proxy voting responsibility to FS Global Advisor, the Fund’s investment adviser. Shareholders may obtain a copy of FS Global Advisor’s proxy voting policies and procedures upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how FS Global Advisor voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 is available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Global Credit Opportunities Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

46

Supplemental Information (Unaudited) (continued)

Distribution Reinvestment Plan

The Fund has adopted an “opt in” distribution reinvestment plan, or DRP, pursuant to which the Fund’s shareholders may elect to have the full amount of their cash distributions reinvested in additional common shares of the Fund. Effective December 21, 2020 and pursuant to the DRP, a shareholder who was a participant in the DRP of the Feeder Funds at the time of closing of the Reorganization, automatically became a participant in the Fund’s DRP. Participants in the Fund’s DRP are free to elect to participate or terminate participation in the DRP within a reasonable time as specified in the DRP. If a shareholder does not elect to participate in the Fund’s DRP, the shareholder will automatically receive any distributions the Fund declares in cash. For example, if the board of trustees authorizes, and the Fund declares, a cash distribution, then if a shareholder has “opted in” to the DRP, the shareholder will have the cash distribution reinvested in additional common shares of the Fund, rather than receiving the cash distribution. The Fund expects to issue common shares pursuant to the DRP on the distribution payment date at a price equal to the NAV per common share of the Fund on such distribution payment date. Common shares issued pursuant to the DRP will have the same voting rights as the common shares issued pursuant to the Fund’s public offering.

If a shareholder wishes to receive distributions in cash, no action is required by the shareholder. If a shareholder is a registered shareholder, the shareholder may elect to have their entire distribution reinvested in common shares by notifying DST Systems, Inc., the plan administrator and the Fund’s transfer agent, in writing at the address set forth below so that such notice is received by the plan administrator at least five (5) business days prior to any distribution payment date. If a shareholder elects to reinvest their distributions in additional common shares, the plan administrator will set up an account for common shares acquired through the DRP and will hold such common shares in non-certificated form. If common shares are held by a broker or other financial intermediary, a shareholder may “opt in” to the DRP by notifying their broker or other financial intermediary of their election.

The Fund uses newly issued common shares under the DRP. The number of common shares to be issued to a shareholder is determined by dividing the total dollar amount of the cash distribution payable to the shareholder by a price equal to the NAV per common share on the distribution payment date. There are no selling commissions, dealer manager fees or other sales charges to a shareholder if they elect to participate in the DRP. The Fund pays the plan administrator’s fees under the DRP. If a shareholder receives their cash distributions in the form of common shares, the shareholder generally is subject to the same federal, state and local tax consequences as the shareholder would have had if the shareholder elected to receive their distributions in cash. A shareholder’s basis for determining gain or loss upon the sale of common shares received in a distribution from the Fund will be equal to the total dollar amount of the distribution payable in cash. Any common shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the common shares are credited to the shareholder’s account.

The Fund reserves the right to amend, suspend or terminate the DRP. A shareholder may terminate their account under the DRP by calling the plan administrator at 877-628-8575. All correspondence concerning the DRP should be directed to the plan administrator by mail at FS Global Credit Opportunities Fund, c/o DST Systems, Inc., P.O. Box 219095, Kansas City, Missouri 64121-9095. A shareholder may obtain a copy of the DRP by request to the plan administrator or by contacting the Fund.

47

Summary of Updated Information Regarding the Fund (Unaudited)

The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s most recent annual report for December 31, 2019 (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Fund.

Investment Objectives

There have been no changes in the Fund’s investment objectives since the prior disclosure date.

The Fund’s primary investment objective is to generate attractive total return consisting of a high level of current income and capital appreciation, with a secondary objective of capital preservation.

Principal Investment Strategies and Policies

There have been no changes in the Fund’s Principal Investment Strategies and Policies since the prior disclosure date.

The Fund invests primarily in a portfolio of secured and unsecured floating and fixed rate loans, bonds and other types of credit instruments, which, under normal circumstances, will represent at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes). For purposes of this policy, “credit instruments” may include senior secured loans, unsecured loans, corporate bonds, notes, bills, debentures, distressed securities, mezzanine securities, collateralized debt obligations, collateralized bond obligations, collateralized loan obligations, bank loans, corporate loans, government and municipal obligations, mortgage-backed securities, asset-backed securities, repurchase agreements and other fixed-income instruments of a similar nature that may be represented by derivatives such as options, forwards, futures contracts or swap agreements. The Fund invests its assets in investments in a number of different countries throughout the world, and currently invests primarily in those countries where creditors’ rights are protected by law, such as countries in North America and Western Europe, although in select situations the Fund may invest in securities of issuers domiciled elsewhere. The credit instruments in which the Fund invests typically are rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Credit instruments that are rated below investment grade (commonly referred to as “high yield” securities or “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. The Fund seeks to achieve its investment objectives by focusing on high conviction investment opportunities across the investment universe that it believes offer potentially attractive risk-adjusted income and returns. To accomplish this, the Fund focuses on strategies such as Opportunistic Credit, Special Situations and Capital Structure Solutions.

Investment Opportunities and Strategies

FS Global Advisor believes that opportunities exist in non-traditional areas of the credit market that can offer enhanced return potential. These opportunities may offer above market returns because they are misunderstood or can be difficult to source, analyze, structure and/or have illiquidity premiums.

The Fund seeks to achieve its investment objectives by focusing on strategies such as Opportunistic Credit (including event-driven and market price inefficiencies), Special Situations and Capital Structure Solutions. By focusing on these opportunities, FS Global Advisor believes it can create a portfolio that offers high potential income and returns while limiting the risk of the Fund. These strategies are described in further detail below.

Opportunistic Credit

Event-Driven

The Fund may take advantage of dislocations that arise in the markets due to an impending event for which the market’s apparent expectation of value differs substantially from the view of FS Global Advisor. Event-driven investing requires FS Global Advisor to make judgments concerning, among other things, (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of a company’s loans and securities. Such events may include a looming debt maturity or default, merger, spin-off or other corporate reorganization, an adverse regulatory or legal ruling or a material contract expiration, any of which may significantly improve or impair a company’s financial position. Event-driven investing depends much more heavily on FS Global Advisor’s ability to successfully predict the outcomes of these events than on underlying macroeconomic fundamentals such as the level of interest rates or gross domestic product. As a result, successful event-driven strategies may offer substantial diversification benefits and the ability to generate performance in uncertain market environments. The Fund’s investment strategy revolves around a thorough due diligence process and is based on the belief that a deep understanding of companies and the industries in which they operate is critical to generating positive income and returns.

48

Summary of Updated Information Regarding the Fund (Unaudited) (continued)

Market Price Inefficiencies

The Fund seeks to capitalize on market price inefficiencies by investing in loans, bonds and other securities for which the income of such investment reflects a higher risk premium or the market price of such investment reflects a lower value than deemed warranted by FS Global Advisor’s fundamental analysis. These opportunities may often be idiosyncratic in nature, as specific issues or complexity related to a prospective investment may drive the excess yield or total return potential. FS Global Advisor believes that market price inefficiencies may occur due to, among other things, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community. Market price inefficiencies may also arise from broader market dislocations, which can include broad-based, risk-off sentiment across multiple markets as well as specific technical dislocations within a single market. FS Global Advisor seeks to allocate capital to securities that have been mispriced by the market and that it believes represent attractive investment opportunities.

Special Situations

The Fund’s special situations credit strategy provides flexibility to take advantage of secondary market credit opportunities with asymmetrical risk and return profiles. The Fund seeks to purchase instruments at a discount to intrinsic value from forced sellers or unnatural holders as a result of stress, distress or major events, or change at a company or industry level. The need for holders to transition out of a credit combined with a high level of complexity surrounding the investment can present an opportunity to purchase instruments at a significant discount to its fair value as determined by FS Global Advisor. Such investment opportunities may include investments in loans, bonds and other securities issued by companies that are over levered, facing temporary or permanent business issues, have a current or pending covenant violation, have looming debt maturities and may lack the ability to refinance or have defaulted on their debt instruments. Investments may include purchasing a portion of outstanding debt, the entire tranche or a portfolio of investments. Opportunities can be created by idiosyncratic issues at the company or industry level or by a macro driven credit cycle.

Idiosyncratic opportunities can generate attractive returns at any point in the credit cycle, with low correlation to credit market indexes. Macro driven credit cycles can provide an additional source of risk-adjusted return to the investment strategy by increasing the investible universe which is often coupled with market dislocations that creates increased discounts to intrinsic value.

Capital Structure Solutions

Constrained mandates create an opportunity to lend to companies that do not satisfy conventional lending criteria. Non-traditional borrowers include companies that are overlevered, stressed or distressed businesses, companies without financial sponsors, business / industries in transition, or companies with unconventional assets. Traditional lenders, whether banks, private credit funds or others tend to avoid lending to these businesses because of regulations, limited investment mandates or lack of expertise.

Based on prior experience, FS Global Advisor believes that it can offer target portfolio companies a variety of customized financing solutions to meet their capital needs while providing the Fund with attractive risk-adjusted returns. These solutions are highly structured and offer yield premiums compared to traditional private lending and investments in high yield and broadly syndicated loans. The highly structured nature of the investments can also provide for significant downside protection. FS Global Advisor believes that this capital structure solutions investment strategy provides the Fund with an alternative and differentiated capability that diversifies and enhances its risk-adjusted return profile.

The Fund’s capital structure solutions will be targeted towards companies in need of rescue capital, debtor in possession financing, capital to restructure the operations or capital structure of a business, overlevered companies that need growth capital, companies that need capital to finance unconventional assets, companies that need liquidity to deal with transitions or other highly complex situations. There is often limited or no market reciprocation for these types of business, which in turn, creates an opportunity for capital solutions to be highly structured with both strong creditor protections to limit downside and structured returns and success fees to provide attractive risk-adjusted return profiles.

Other

Investments may also include other assets or opportunities that are consistent with the Fund’s investment approach, provided that such investments are appropriate from a tax, regulatory and operational perspective. The Fund’s investment objectives and strategies, including the Fund’s intention, under normal circumstances, to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in credit instruments, are not considered to be fundamental by the Fund and may be changed without the vote of the Fund’s shareholders by the Board with at least 60 days’ written notice provided to shareholders.

The Fund’s flexible strategy across several areas of opportunity allows FS Global Advisor to focus on what we believe are the most attractive opportunities across both the public and private markets at any given point in time. We believe this helps to mitigate timing risk and contributes to consistent deal flow.

49

Summary of Updated Information Regarding the Fund (Unaudited) (continued)

Portfolio Composition

Securities

The Fund may invest in both public and private U.S. and non-U.S. debt and equity securities, including, without limitation, senior secured, second lien and unsecured loans, secured and unsecured bonds, loans made to companies involved in bankruptcy or insolvency proceedings (including debtor-in-possession loans), loans made to refinance distressed companies, securities issued by the U.S. Treasury and foreign governments, derivatives, structured products, convertible bonds, preferred stocks and any other type of credit or equity investment that is consistent with the Fund’s investment objectives. In making these investments, the Fund seeks to purchase a limited number of investments across the investment spectrum that FS Global Advisor believes are mispriced and offer the potential for exceptional risk- adjusted income and returns.

Geography

The Fund invests primarily in those countries where creditors’ rights are protected by law, such as countries in North America and Western Europe, although in select situations the Fund may invest in securities of issuers domiciled elsewhere. The geographic areas of focus are subject to change from time to time and may be changed without notice to the Fund’s shareholders. There is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in non-U.S. Securities.

Other Characteristics

The Fund invests in companies regardless of market capitalization and may focus on a relatively small number of issuers. The Fund may invest without limitation in distressed securities or other debt that is in default or the issuers of which are engaged in bankruptcy or insolvency proceedings. The mix of the Fund’s investments at any time will depend on the industries and types of loans and securities FS Global Advisor believes represent the best risk-adjusted income and returns within the Fund’s investment strategies.

FS Global Advisor expects that the Fund’s assets will generally be invested in passive positions, although it is possible in certain circumstances the Fund may acquire controlling positions in issuers or seek active participation in the form of representation on creditors’ committees, equity holders’ committees or other groups. In these situations, the Fund will leverage the expertise of FS Global Advisor to seek preservation or enhancement of the Fund’s investment position.

The Fund may hold select and potentially significant positions in equity securities, including common stock and convertible securities, or other assets that the Fund receives in exchange for its credit instruments as part of a reorganization process, and may hold those assets until such time as FS Global Advisor believes that a disposition is most advantageous. Such assets, to the extent received as part of a reorganization process, will be considered “credit instruments” for purposes of the Fund’s intention to invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in credit instruments. The Fund may also purchase select positions in equity securities, including common stock and convertible securities. Such assets, to the extent purchased in the market or not received as part of a reorganization process, will not be considered “credit instruments” for this purpose.

The Fund’s portfolio may consist of both long and short positions. The Fund may also, among other things, use hedging techniques when appropriate from time to time; however, the Fund is under no obligation to do so. Hedging techniques may include capital structure arbitrage to take advantage of inefficiencies in the pricing between securities of the same or affiliated issuers or short positions in debt or equity securities expressed in either the cash or derivatives markets. The Fund may also use derivatives to hedge its foreign currency exposure resulting from its holdings of non-U.S. Securities and may use various indices to hedge the Fund’s portfolio during certain market cycles. For purposes of compliance with the Fund’s intention, under normal circumstances, to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in credit instruments, investments in derivatives will be valued based on their daily marked-to-market (net) value.

The Fund may invest its excess funds in money market instruments, commercial paper, certificates of deposit and bankers’ acceptances, among other instruments. In addition, and in response to adverse market, economic or political conditions, the Fund may invest in high quality fixed income securities, money market instruments and money market funds or may hold significant positions in cash or cash equivalents for defensive purposes.

Borrowings

The Fund is permitted to borrow using any form or combination of financial leverage instruments, including credit facilities such as bank loans or commercial paper, the issuance of preferred shares or notes, reverse repurchase agreements or other forms of synthetic leverage. Subject to prevailing market conditions, the Fund may add financial leverage to its portfolio representing up to 33 1/3% (in the event leverage is obtained solely through debt) to 50% (in the event leverage is obtained solely though preferred stock) of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such instruments, which is the maximum amount permitted under the 1940 Act). The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment.

50

Summary of Updated Information Regarding the Fund (Unaudited) (continued)

The 1940 Act generally limits the extent to which the Fund may utilize borrowings and “uncovered” transactions that may give rise to a form of leverage, including reverse repurchase agreements, swaps, futures and forward contracts, options, the leverage incurred in securities lending and other derivative transactions or short selling, together with any other senior securities representing indebtedness, to 33 1/3% of the Fund’s total assets at the time utilized. In addition, the 1940 Act limits the extent to which the Fund may issue preferred shares to 50% of the Fund’s total assets (less the Fund’s obligations under senior securities representing indebtedness). “Covered” reverse repurchase agreements, swaps, futures and forward contracts, options, securities lending arrangements and other derivative transactions or short selling will not be counted against the foregoing limits under the 1940 Act, but the assets used to “cover” may not be counted as part of the Fund’s total assets for purposes of the 33 1/3% and 50% limits. The Fund “covers” its derivative positions by segregating an amount of cash and/or liquid securities to the extent required by the 1940 Act and applicable SEC interpretations and guidance from time to time.

Alternatively, the Fund may enter into an offsetting position or own positions covering its obligations with respect to a transaction; otherwise, the transaction will be considered “uncovered.” The Fund may not cover an applicable derivative transaction if it does not need to do so to comply with the requirements of the 1940 Act and, in the view of FS Global Advisor, the assets that would have been used to cover could be better used for a different purpose. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and coverage requirements will not limit or offset losses on related positions.

The use of leverage creates an opportunity for increased income and returns for Fund shareholders but, at the same time, creates risks, including the likelihood of greater volatility in the NAV of and distributions on Fund Shares. There can be no assurance that the Fund will use leverage or that its leveraging strategy will be successful during any period in which it is employed. The Fund may be subject to investment restrictions of one or more nationally recognized statistical rating organizations (“NRSROs”) and/or credit facility lenders as a result of its use of financial leverage. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or portfolio requirements will significantly impede FS Global Advisor in managing the Fund’s portfolio in accordance with its investment objectives and strategies. Nonetheless, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Fund may not be able to utilize as much leverage as it otherwise could have, which could reduce the Fund’s investment income and returns. In addition, the Fund expects that any notes it issues or credit facility/commercial paper program it enters into would contain covenants that, among other things, will likely impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on the Fund. These covenants would also likely limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause FS Global Advisor to make different investment decisions than if there were no such restrictions and could limit the ability of the Fund Board and Fund shareholders to change fundamental investment policies.

Risk Factors

For a summary of the Fund’s principal risks, please refer to “Note 10. Concentration of Risk” in the Notes to Consolidated Financial Statements. There have been no changes in the Fund’s principal risks since the prior disclosure date except as noted below.

Pandemic Risk. The continuing spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including securities the Fund holds, and may adversely affect the Fund’s investments and operations. The outbreak was first detected in December 2019 and subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment. These disruptions have led to instability in the market place, including stock market losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

51

Summary of Updated Information Regarding the Fund (Unaudited) (continued)

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund’s investments, the Fund and a shareholder’s investment in the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.

To satisfy any shareholder repurchase requests during periods of extreme volatility, such as those associated with COVID-19, it is more likely the Fund may be required to dispose of portfolio investments at unfavorable prices compared to their intrinsic value.

The Fund and FS Global Advisor have in place business continuity plans reasonably designed to ensure that they maintain normal business operations, and that the Fund, their portfolio and assets are protected. However, in the event of a pandemic or an outbreak, such as COVID-19, there can be no assurance that the Fund, FS Global Advisor and service providers, or the Fund’s portfolio companies, will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which FS Global Advisor relies and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks.

Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs and dramatically lower interest rates. Certain of those policy changes are being implemented in response to the COVID-19 pandemic. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. The effect of recent efforts undertaken by the U.S. Federal Reserve to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate, and other monetary and fiscal actions that may be taken by the U.S. federal government to stimulate the U.S. economy, are not yet fully known. The duration of the COVID-19 outbreak and its full impacts are unknown, resulting in a high degree of uncertainty for potentially extended periods of time.

www.fsinvestments.com

© 2021 FS Investments

AN20-GCO
QES

Item 1.Reports to Shareholders.

(b)The following is a copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule:

FS INVESTMENTS

201 ROUSE BLVD
PHILADELPHIA, PA 19112

Notice of Internet Availability of Shareholder Report(s)

K13542-01S

BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

0000001

FS INVESTMENTS®

Important Shareholder Report(s) Available Online and in Print by Request. Reports contain important information about your fund, including its portfolio holdings and financial statements. We encourage you to review your shareholder report(s) at the website(s) below:

www.fsinvestments.com/fsgco-reports
FS Global Credit Opportunities Fund Annual Report

You can request a mailed or emailed copy, or elect to receive paper reports in the future by calling or emailing (otherwise you will not receive a paper or email copy):

1-877-628-8575
service@fsinvestments.com

Go paperless! Receive communications electronically at

www.fsinvestments.com/edelivery

Item 2. Code of Ethics.

(a)The registrant has adopted a Code of Business Conduct and Ethics (as amended, the “Code of Ethics”) that applies to all officers, trustees, directors and other personnel of the Fund and FS Global Advisor, LLC, the Fund’s investment adviser (“FS Global Advisor”), including the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions.

(b)Not applicable.

(c)On May 19, 2020, the Board adopted the amended Code of Ethics, which was amended to reflect a change to FS Investments’ personal securities transactions policy. A copy of the Code of Ethics is included herein as Exhibit (a)(1) and also is available on the Fund’s “Corporate Governance” page on FS Investments’ website at www.fsinvestments.com.

(d)During the period covered by the Annual Report included in Item 1 of this Form N-CSR, the Fund did not grant any waiver, explicit or implicit, from a provision of the Code of Ethics to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The amendments reflected in the Code of Ethics and discussed above did not relate to or result in any waiver, explicit or implicit, of any provision of the Fund’s previous Code of Business Conduct and Ethics.

(e)Not applicable.

(f)A copy of the Code of Ethics is included herein as Exhibit (a)(1) and also is available on the Fund’s “Corporate Governance” page on FS Investments’ website at www.fsinvestments.com.

Item 3. Audit Committee Financial Expert.

(a)(1)The Board has determined that the Fund has at least one “audit committee financial expert” serving on the audit committee of the Board (the “Audit Committee”), as such term is defined for purposes of Item 3 of Form N-CSR.

(a)(2)The Board has determined that Philip E. Hughes, Jr. is an “audit committee financial expert” and “independent,” as such terms are defined for purposes of Item 3 of Form N-CSR.

(a)(3)Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)Audit Fees. The aggregate fees billed to the Fund for the fiscal years ended December 31, 2020 and 2019 for professional services rendered by Ernst & Young LLP, the Fund’s independent registered public accounting firm (“Ernst & Young”), for the audit of the Fund’s annual financial statements and services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements were $299,000 and $185,000, respectively.

(b)Audit-Related Fees. The aggregate fees billed to the Fund for the fiscal years ended December 31, 2020 and 2019 for assurance and related services by Ernst & Young that were reasonably related to the performance of the audit of the Fund’s financial statements and not reported in Item 4(a) above were $44,543 and $2,000, respectively. Audit-related fees for the year ended December 31, 2020 represent fees billed for professional services provided in connection with the Fund’s N-14 filings including preparation of consent letters. Audit-related fees for the year ended December 31, 2019 represent fees billed for access to management resources.

(c)Tax Fees. The aggregate fees billed to the Fund for the fiscal years ended December 31, 2020 and 2019 for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning were $54,150 and $30,778, respectively. Tax fees for the years ended December 31, 2020 and 2019 represent fees billed for tax compliance services provided in connection with the review of the Fund’s tax returns and year-end taxable income.

(d)All Other Fees. No fees were billed to the Fund for the fiscal years ended December 31, 2020 and 2019 for products and services provided by Ernst & Young, other than the services reported in Items 4(a) through (c) above.

(e)Audit Committee Pre-Approval Policies and Procedures.

(1)The Audit Committee has adopted, and the Board has approved, a Policy on Pre-Approval of Audit and Non-Audit Services (the “Policy”), which is intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the Fund when retaining an auditor to perform audit, audit-related, tax and other services for the Fund. The Policy permits such services to be pre-approved by the Audit Committee pursuant to either a general pre-approval or specific pre-approval. Unless a type of service provided by the auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels require specific pre-approval by the Audit Committee.

(2)All services described in paragraphs (b) and (c) of this Item 4 were pre-approved before the engagement by the Audit Committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)Not applicable.

(g)The aggregate non-audit fees billed by Ernst & Young for services rendered to the Fund, FS Global Advisor and any entity controlling, controlled by or under common control with FS Global Advisor that provides ongoing services to the Fund for the fiscal years ended December 31, 2020 and 2019 were $98,693 and $75,930, respectively.

(h)Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6. Investments.

(a)The Fund’s consolidated schedule of investments as of December 31, 2020 is included as part of the Annual Report included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated the responsibility for voting proxies relating to its voting securities to FS Global Advisor, pursuant to the proxy voting policies and procedures of FS Global Advisor. FS Global Advisor’s proxy voting policies and procedures are included herein as Exhibit (a)(5).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)Information regarding the portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio as of the date hereof is set forth below. Messrs. Beckman and Heilbut have served as portfolio managers since 2018. Mr. Hoffman has served as a portfolio manager since the Fund’s inception.

Andrew Beckman serves as Managing Director, Head of Liquid Credit, of FS Investments. Prior to joining FS Investments, he served as a Partner and the Head of Corporate Credit and Special Situations at DW Partners, a $3 billion corporate credit manager. Mr. Beckman also serves as the portfolio manager of the Fund. Prior to joining DW Partners, he built and managed Magnetar Capital’s event-driven credit business and was the head of its Event Credit and Credit Opportunities Fund, managing over $2 billion. Earlier in his career, Mr. Beckman was co-head of Goldman Sachs’ special situations multi-strategy investing group.

Nicholas Heilbut serves as Director of Research and Portfolio Manager for the Fund. Prior to joining FS Investments, Mr. Heilbut was a Managing Director at DW Partners. Prior to joining DW Partners, he was Senior Analyst / Head of Research for Magnetar Capital’s event-driven and special situations business. Earlier in his career Mr. Heilbut served as a Senior Analyst at Serengeti Asset Management and before that, he was a Vice President in Goldman Sachs’ Special Situations Multi-Strategy Investing Group.

Robert Hoffman is a Managing Director and Head of the Investment Research group at FS Investments, where he serves as a subject matter expert on the corporate credit markets and the firm’s alternative investment solutions. In this role he develops key communications and resources to help educate on and position the firm’s products. He also serves on the investment committee for FS Credit Income Fund. Mr. Hoffman has over 20 years of experience in the investment and financial services industry and has been with FS Investments since 2012. Prior to joining FS Investments, he was an Executive Director at Nomura Corporate Research and Asset Management, Inc., an asset management firm with approximately $20 billion in assets under management. At Nomura, he was responsible for loan portfolio management and trading, and he and his team managed nearly $3 billion in loan assets for retail and institutional clients. Prior to becoming a portfolio manager, he was a senior credit analyst focusing primarily on first- and second-lien corporate loan issues. He covered a range of sectors including energy and gas, utilities, healthcare, chemicals, technology, autos and industrials. Mr. Hoffman is a Chartered Financial Analyst. He graduated from Columbia University with a BA in Political Science.

(a)(2)The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2020: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance:

	Number of Accounts	Assets of Accounts (in thousands)(1)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in thousands)(1)
Andrew Beckman
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	1	$18,123	1	$18,123
Other Accounts	—	—	—	—
Nicholas Heilbut
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	1	$18,123	1	$18,123
Other Accounts	—	—	—	—
Robert Hoffman
Registered Investment Companies	1	$303,594	—	—
Other Pooled Investment Vehicles	—	—	—	—
Other Accounts	—	—	—	—

(1)The assets for the accounts with fiscal year ends of October 31 represent assets as of January 31, 2020.

Potential Conflicts of Interest

FS Global Advisor and certain of its affiliates may experience conflicts of interest in connection with the management of the Funds, including, but not limited to, the following:

•The managers, officers and other personnel of FS Global Advisor allocate their time, as they deem appropriate, between advising the Fund and managing and operating other investment activities and business activities in which they may be involved;

•The principals of FS Global Advisor may serve as officers, paid advisors, directors or in comparable management functions for portfolio companies in which the Fund invests, and may receive compensation in connection therewith;

•The Fund may now, or in the future, compete with certain affiliates for investments, subjecting FS Global Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions or sales on the Fund’s behalf;

•The Fund may now, or in the future, compete with other funds or clients managed or advised by FS Global Advisor or affiliates of FS Global Advisor for investment opportunities, subjecting FS Global Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf;

•Subject to applicable law, FS Global Advisor and its affiliates may now, or in the future, acquire, hold or sell securities in which the Fund invests;

•Regardless of the quality of the assets acquired by the Fund, the services provided to the Fund or whether the Fund makes distributions to shareholders, FS Global Advisor will receive the management fee in connection with the management of the Fund’s portfolio;

•From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, the Fund and other clients for which FS Global Advisor or its affiliates provides investment management services or carry on investment activities may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. These investments give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients and may make certain investment opportunities, which might otherwise be desirable, unavailable or impractical even if appropriate procedures are in place. Additionally, investment at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities by the Fund and other clients of FS Global Advisor or its affiliates may result in FS Global Advisor or its affiliates coming into possession of confidential or material, non-public information that would limit the ability of the Fund to acquire or dispose of investments, even if such acquisition or disposition would otherwise be desirable. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when FS Global Advisor would otherwise take an action;

•FS Global Advisor and its respective affiliates may give advice and recommend securities to other clients, family or friends, in accordance with the investment objectives and strategies of such other clients, family or friends, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Fund so long as it is their policy, to the extent practicable, to recommend for allocation and/or allocate investment opportunities to the Fund on a fair and equitable basis relative to their other clients, family and friends, even though their investment objectives may overlap with those of the Fund;

•FS Global Advisor and its affiliates may have existing business relationships or access to material non-public information that would prevent it from considering, approving or consummating an investment opportunity (including a disposition of an existing investment) that would otherwise fit within the Fund’s investment objective and strategies. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when FS Global Advisor would otherwise take such an action;

•To the extent permitted by the 1940 Act and interpretations of the staff of the SEC, and subject to the allocation policies of FS Global Advisor and any of its affiliates, as applicable, FS Global Advisor, and any of its affiliates may deem it appropriate for the Fund and one or more other investment accounts managed by FS Global Advisor or any of its affiliates to participate in an investment opportunity. In an order dated August 11, 2020, the SEC granted exemptive relief permitting the Fund, subject to satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of FS Global Advisor. Any of these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts. To mitigate these conflicts, FS Global Advisor will seek to execute such transactions for all of the participating investment accounts, including the Fund, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Fund, the clients for which participation is appropriate and any other factors deemed appropriate; and

•The 1940 Act prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, acquires more than 5% of the voting securities of the Fund, FS Global Advisor (or its controlling entities), the Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into joint transactions with such persons, absent the availability of an exemption or prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or Trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund may be limited.

(a)(3)FS Global Advisor’s investment personnel are not employed by the Fund and receive no direct compensation from the Fund in connection with their investment management activities.

Consistent with FS Investments’ integrated culture, FS Investments has one firm-wide compensation and incentive structure, which covers investment personnel who render services to the Fund on behalf of FS Global Advisor. FS Investments’ compensation structure is designed to align the interests of the investment personnel serving the Fund with those of shareholders and to give everyone a direct financial incentive to ensure that all of FS Investments’ resources, knowledge and relationships are utilized to maximize risk-adjusted returns for each strategy.

Each of FS Investments’ senior executives (other than Michael C. Forman, who is compensated through his ownership interests in FS Global Advisor and FS Investments’ other investment adviser entities), including each of the investment personnel who render services to the Fund on behalf of FS Global Advisor, receives a base salary and is eligible for a discretionary bonus. In addition to discretionary bonuses, investment professionals of FS Global Advisor are eligible to receive incentive compensation from FS Global Advisor based on the gross return of the Fund, taking into account, among other things, total net advisory fees received by and overhead and other expenses of FS Global Advisor.

All final compensation decisions are made by the management committee of FS Investments based on input from managers. Base compensation and discretionary bonuses are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of overall firm performance, individual contribution and performance and relevant market and competitive compensation practices for other businesses.

(a)(4)The following table shows the dollar range of equity securities in the Fund beneficially owned by each member of FS Global Advisor’s investment committee as of December 31, 2020, based on the net asset value per share of the Fund’s common shares as of December 31, 2020.

Name of Investment Committee Member	Dollar Range of Equity Securities in the Fund(1)
Andrew Beckman	None
Nicholas Heilbut	None
Robert Hoffman	$50,001-$100,000

(1)Dollar ranges are as follows: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000 or Over $1,000,000.

(b)Not applicable.

Item 9.Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The following table provides information concerning the Fund’s repurchases of its common shares of beneficial interest, par value $0.001 per share (“common shares”), during the year ended December 31, 2020 pursuant to its share repurchase program and de minimis account liquidations. All amounts are in thousands, except share and per share amounts.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased(1)(2)	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
January 1 to January 31, 2020	1,379,207	$7.533	1,379,207	(3)
February 1 to February 29, 2020	—	—	—	—
March 1 to March 31, 2020	86,637	$7.372	86,637	(3)
April 1 to April 30, 2020	1,851,381	$5.947	1,851,381	(3)
May 1 to May 31, 2020	—	—	—	—
June 1 to June 30, 2020	—	—	—	—
July 1 to July 31, 2020	1,471,488	$6.672	1,471,488	(3)
August 1 to August 31, 2020	—	—	—	—
September 1 to September 30, 2020	—	—	—	—
October 1 to October 31, 2020	1,350,885	$6.967	1,350,885	(3)
November 1 to November 30, 2020	—	—	—	—
December 1 to December 31, 2020	2,240,095	$7.209	2,240,095	(3)
Total	8,379,693	$6.852	8,379,693	(3)

(1)Prior to December 14, 2020, all of the Fund’s outstanding common shares were owned by the Feeder Funds, who were affiliates of the Fund. Quarterly, the Feeder Funds conducted repurchase offers for their common shares of beneficial interest in connection with their previously announced share repurchase programs. In order for the Feeder Funds to fund the repurchase of their common shares of beneficial interest under their share repurchase programs, the Fund repurchased some of its common shares held by the Feeder Funds in parallel, private transaction(s). During the year ended December 31, 2020, the Fund repurchased 5,668,134 common shares from Fund—A, 1,084,296 common shares from Fund—D, 1,276,646 common shares from Fund—T, 315,072 common shares from Fund—ADV and 35,545 common shares from Fund—T2 for aggregate consideration totaling $38,701, $7,403, $8,896, $2,172 and $244, respectively.

(2)In order to minimize the expense of supporting small accounts and provide additional liquidity to shareholders of the Feeder Funds that held small accounts after completion of the regular quarterly share repurchase offer, the Feeder Funds reserved the right to repurchase the common shares of and liquidate any investor’s account if the balance of such account was less than the Feeder Funds’ $5 minimum initial investment, unless the account balance had fallen below the minimum solely as a result of a decline in the Feeder Funds’ net asset value per share. In order for the Feeder Funds to fund the repurchase of their common shares of beneficial interest, to the extent necessary, the Fund repurchased some of its common shares held by the Feeder Funds in parallel, private transaction(s).

(3)Prior to December 14, 2020, all of the Fund’s outstanding common shares were owned by the Feeder Funds, who were affiliates of the Fund. The Feeder Funds each had previously announced share repurchase programs, and the Fund repurchased some of its common shares held by the Feeder Funds in parallel, private transaction(s) in order to fund their share repurchase programs. The Feeder Funds each limited the maximum number of common shares to be repurchased for any repurchase offer to the lesser of (i) the sum of the greater of (x) the number of common shares that the applicable Feeder Fund can repurchase with the proceeds it receives from the sale of common shares under the Feeder Fund’s DRP (as defined below) during the twelve-month period ending on the expiration date of such repurchase offer (less the amount of any such proceeds used to repurchase common shares on each previous repurchase date for tender offers conducted during such period) (this limitation is referred to as the twelve-month repurchase limitation) and (y) the number of common shares that the applicable Feeder Fund can repurchase with the proceeds it receives from the sale of common shares under the applicable Feeder Fund’s DRP during the three-month period ending on the expiration date of such repurchase offer (this limitation is referred to as the three-month repurchase limitation) and (ii) 20.0% of the weighted average number of common shares outstanding in the prior calendar year, or 5.0% in each calendar quarter. As a result, the maximum number of common shares to be repurchased for any repurchase offer will not exceed the lesser of (i) 20.0% of the weighted average number of common shares outstanding in the prior calendar year, or 5.0% in each calendar quarter, and (ii) the sum of (A) the greater of the twelve-month repurchase limitation described in clause (i)(x) above and the three-month repurchase limitation described in clause (i)(y) above and (B) the weekly closing limitation.

Item 10.Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the Fund’s shareholders may recommend nominees to the Board during the period covered by the Annual Report included in Item 1 of this Form N-CSR.

Item 11.Controls and Procedures.

(a)The Fund’s principal executive officer and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing of this Form N-CSR and have concluded that the Fund’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)Not applicable.

(b)Not applicable.

Item 13.Exhibits.

(a)(1)The Fund’s Code of Business Conduct and Ethics is included herein in response to Item 2(f).

(a)(2)The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are included herein.

(a)(3)Not applicable.

(a)(4)Not applicable.

(a)(5)The Proxy Voting Policies and Procedures of FS Global Advisor are included herein in response to Item 7.

(b)The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are included herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FS Global Credit Opportunities Fund

By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer
Date: March 10, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer
(Principal Executive Officer)
Date: March 10, 2021

By:	/s/ Edward T. Gallivan, Jr.
Edward T. Gallivan, Jr.
Chief Financial Officer
(Principal Financial Officer)
Date: March 10, 2021